UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A (Amendment No. 1)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INTERNET PATENTS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Preliminary Copy

 October ___, 2012

Dear Stockholder:

This year’s annual meeting of stockholders will be held on November 30, 2012, at 9:00AM local time, at 10850 Gold Center Dr. Suite 250B, Rancho Cordova, CA, 95670.  You are cordially invited to attend.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which describe the formal business to be conducted at the meeting, follow this letter.

After reading the Proxy Statement, please promptly mark, sign and return the enclosed proxy card in the postage-paid envelope to assure that your shares will be represented. Your shares cannot be voted unless you date, sign, and return the enclosed proxy card or attend the annual meeting in person. Regardless of the number of shares you own, your careful consideration of, and vote on, the matters before our stockholders are important.

A copy of Internet Patents Corporation’s (“IPC”) Annual Report to Stockholders is also enclosed for your information. At the annual meeting we will review IPC’s activities over the past year and our plans for the future. The Board of Directors and management look forward to seeing you at the annual meeting.

Very truly yours,
/s/ Hussein A. Enan
Hussein A. Enan
Chairman of the Board and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 30, 2012

TO THE STOCKHOLDERS:

Please take notice that the annual meeting of the stockholders of Internet Patents Corporation, a Delaware corporation (“IPC” or the “Company”), will be held on November 30, 2012, at 9:00AM local time, at 10850 Gold Center Dr., Suite 250B, Rancho Cordova, CA, 95670 for the following purposes:

1.	To elect one Class I director to hold office for a three year term and until a successor is elected and qualified;
2.	To consider and ratify the appointment of Ernst & Young LLP as IPC’s independent registered public accounting firm for the year ending December 31, 2012;
3.
To consider and approve an amendment to the IPC Certificate of Incorporation creating a stockholder rights plan designed to preserve the value of certain tax assets associated with net operating loss carryforwards under Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”);

4.	To consider and approve a Section 382 Rights Agreement to help protect the tax benefits primarily associated with our net operating losses; and
5.	To transact such other business as may properly be considered at the annual meeting.

Stockholders of record at the close of business on October 15, 2012 are entitled to notice of, and to vote at, this meeting and any adjournment or postponement. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at IPC’s principal offices located at 10850 Gold Center Dr., Suite 250B, Rancho Cordova, California 95670.

By Order of the Board of Directors,
/s/ L. Eric Loewe
L. Eric Loewe
Senior Vice President, Secretary and General Counsel

Rancho Cordova, California
October ___, 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 30, 2012:

In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the Internet of our proxy materials related to the annual meeting described above. These rules allow companies to provide access to proxy materials in one of two ways. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible Web site.

The notice of annual meeting of stockholders, the proxy statement, form of proxy card and the Company’s Annual Report on Form 10-K are enclosed, and are also available on the Internet at http://ir.internetpatentscorporation.net.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

The accompanying proxy is solicited by the Board of Directors of Internet Patents Corporation, a Delaware corporation (“IPC” or the “Company”), for use at its annual meeting of stockholders to be held on November 30, 2012, or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The date of this Proxy Statement is October ___, 2012, the approximate date on which this Proxy Statement and the accompanying form of proxy were first sent or given to stockholders.

SOLICITATION AND VOTING OF PROXIES

The cost of soliciting proxies will be borne by IPC. In addition to soliciting stockholders by mail, IPC will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of IPC registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. IPC may use the services of its officers, directors and others to solicit proxies, personally or by telephone, without additional compensation. In addition, IPC has retained American Stock Transfer & Trust Co., a registrar and transfer agent firm, for assistance in connection with the annual meeting at no additional cost except for reasonable out-of-pocket expenses.

On October 15, 2012, there were 7,751,952 shares of IPC’s common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the annual meeting. Each stockholder of record as of that date is entitled to one vote for each share of Common Stock held by him or her. IPC’s bylaws provide that a majority of all of the shares of the stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” will each be counted as present for purposes of determining the presence of a quorum.

All valid proxies received before the meeting will be exercised. All shares represented by a proxy will be voted, and where a stockholder specifies by means of his or her proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with that specification. If no choice is indicated on the proxy, the shares will be voted as recommended by our Board of Directors. A stockholder giving a proxy has the power to revoke his or her proxy at any time before the time it is exercised by delivering to the Secretary of IPC a written instrument revoking the proxy or a duly executed proxy with a later date, or by attending the meeting and voting in person.

If a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals it must indicate on the proxy that it does not have authority to vote such shares (a “broker non-vote”) as to such proposals. As a result of recent changes to how brokers may vote your stock please note that if your broker does not receive instructions from you, your broker will not be able to vote your shares in the election of directors. In addition and as further described below, without instructions from you, we expect your broker will not be able to vote your shares with respect to Proposal 3 (the amendment to the Company’s Certificate of Incorporation related to net operating loss carryforwards), and Proposal 4 (the proposal to approve a Section 382 Rights Agreement to help protect the tax benefits associated with the Company’s net operating losses).  See each of the proposals set forth herein for additional information regarding how broker non-votes will affect the outcome of each proposal.

Accordingly, if your shares are held in street name, we strongly encourage you to provide your broker with voting instructions and exercise your right to vote for these important proposals.

INFORMATION ABOUT INTERNET PATENTS CORPORATION

General Corporate Governance Matters

Available Information

You may obtain free copies of our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports, as well as other Corporate Governance Materials on our website at http://ir.internetpatentscorporation.net, or by contacting our corporate office by calling (916) 853-1529, or by sending an e-mail message to info@internetpatentscorporation.net.

We electronically file our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K with the Securities and Exchange Commission (“SEC”) pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934. Any materials we file with the SEC are accessible to the public at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may also utilize the SEC’s Internet website, which contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of the SEC website is http://www.sec.gov.

Results of 2012 Annual Meeting

We will announce preliminary voting results at the annual meeting and will publish final results in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the 2012 annual meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the 2012 annual meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.

Related Person Transaction Review Policies

IPC leases approximately 10,000 square feet of office space in San Francisco, California under a lease expiring in September 2014. The premises formerly housed the headquarters and operations of its subsidiary.  Richard A. Natsch, former President and Chief Operating Officer of IPC and Heather K. Natsch, former Senior Vice President of IPC are co-owners of Mission Potrero Properties, LLC, which is the owner of the property. Mr. and Mrs. Natsch’s employment ended on December 31, 2011 and they are no longer considered to be related parties. For the year ended December 31, 2011, the Company paid Mission Potrero Properties $150,000 related to this lease.

 The Audit Committee is provided authority under its charter to review and approve any related-party transactions, after reviewing each such transaction for potential conflicts of interests and other improprieties. The Audit Committee reviewed and approved the related-party transaction with Mr. and Mrs. Natsch described above.

Board Structure and Role

Mr. Enan serves as Chief Executive Officer and Chairman of the Board of Directors. He is the founder of the Company and owns approximately 24.9% of the Company's stock.  Beginning December 21, 2011, the Company began a new business in which it will license and otherwise enforce its portfolio of ecommerce and online insurance distribution patents. At this stage of development of this new business, the Board believes that the Company is best served by a Chairman who is involved with the Company on a full-time basis and is therefore able to bring great depth of knowledge about the Company to this role. The Board does not have a designated lead independent director.

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The Board of Directors and its committees have an active role in overseeing the management of the Company’s risks. At each regularly scheduled board meeting, management presents to the Board of Directors relevant information regarding the risks associated with our current operations. In addition, each of the committees considers the risks within its areas of responsibility. The Board and the Audit Committee each receive regular reports on the status of the Company's internal controls and each has reviewed key operational risks. The Audit Committee regularly meets in executive session without the executive officers. The Compensation Committee and the Board have reviewed senior executive officer compensation arrangements and the Company’s compensation policies and practices for its non-executive employees and analyzed the compensation incentives, potential risks, and factors to mitigate such potential risks, and determined that the Company’s executive compensation program as well as its compensation policies and practices for its non-executive employees do not encourage either its senior executives or its non-executive employees to take unnecessary and excessive risks that threaten the value of the Company. Based on this review, the Compensation Committee concluded that its, programs, policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

As previously disclosed on our Current Report on Form 8-K filed with the SEC on September 27, 2012, on September 24, 2012, Elisabeth H. DeMarse and Robert A. Puccinelli notified the Board of Directors of their intention not to stand for re-election at the 2012 annual meeting.  The Board of Directors, in consultation with the Nominating and Corporate Governance Committee (the “Nominating Committee”), after receipt of Ms. DeMarse’s and Mr. Puccinelli’s notification not to stand for re-election, has determined that a smaller board would be appropriate. In accordance with IPC’s Amended and Restated Bylaws (“Bylaws”), effective as of the 2012 annual meeting, by resolution adopted by the Company’s Board of Directors on September 26, 2012, the size of the Company’s board shall be reduced and fixed at four, with one Class I director, two Class II directors and one Class III director, who will each serve until the annual meeting of stockholders to be held in 2015, 2014 and 2013, respectively, and until their respective successors are duly elected and qualified.  In accordance with the upcoming vacancy in the Class I directorship resulting from Ms. DeMarse’s and Mr. Puccinelli’s decision not to stand for re-election at the 2012 annual meeting, the Nominating Committee determined to nominate Mr. Enan as a Class I director. See Proposal No. 1 included herein.

Board Meetings and Committees

During the year ended December 31, 2011, the Board of Directors of IPC held fifteen meetings. During that period, the Audit Committee of the Board held four meetings, the Compensation Committee of the Board held five meetings, and the Nominating Committee of the Board held two meetings. All directors attended or participated in more than 75% of the total number of meetings of the Board and any of the committees of the Board on which such director served during that period.

Audit Committee.  The current members of the Audit Committee are Messrs. Orr, Corroon and Puccinelli and Ms. DeMarse. Mr. Orr is chairman of the committee. The Board of Directors has determined that each of the members of the Audit Committee is independent for purposes of the Nasdaq Marketplace Rules as they apply to audit committee members. The Board of Directors has also determined that Mr. Orr is an “audit committee financial expert,” as defined in the rules of the SEC. In connection with the decision to reduce the size of the Board described earlier, Ms. DeMarse and Mr. Puccinelli will not be directors or members of the Audit Committee after the 2012 annual meeting and the Audit Committee will be comprised of Messrs. Orr, Corroon and Chookaszian.

The functions of the Audit Committee include overseeing the quality of our financial reports and other financial information, retention of the independent registered public accounting firm, reviewing and approving the planned scope, proposed fee arrangements and results of IPC’s annual audit, reviewing our critical accounting policies and the adequacy of our accounting and financial controls, and reviewing the independence of IPC’s independent registered public accounting firm.

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Compensation Committee.  The current members of the Compensation Committee are Messrs. Chookaszian, Orr and Puccinelli. Mr. Chookaszian is chairman of the committee. The Compensation Committee reviews and determines the salary and bonus criteria of and stock option grants to all executive officers. The Board of Directors has determined that all members of the Compensation Committee are independent for purposes of the Nasdaq Marketplace Rules. In connection with the decision to reduce the size of the Board described earlier, Mr. Puccinelli will not be a director or a member of the Compensation Committee after the 2012 annual meeting and the Compensation Committee will be comprised of Messrs. Orr, Corroon and Chookaszian.

For additional information about the Compensation Committee, see “Executive and Director Compensation” below.

Nominating Committee.  The current members of the Nominating Committee are Messrs. Chookaszian, Corroon, Orr and Puccinelli and Ms. DeMarse. All members of the Nominating Committee are independent for purposes of the Nasdaq Marketplace Rules. Mr. Corroon currently is chairman of the committee.  In connection with the decision to reduce the size of the Board described earlier, Ms. DeMarse and Mr. Puccinelli will not be directors or members of the Nominating Committee after the 2012 annual meeting and the Nominating Committee will be comprised of Messrs. Orr, Corroon and Chookaszian.

The functions of the Nominating Committee include selecting, evaluating and recommending to the Board of Directors qualified candidates for election or appointment to the Board of Directors, and recommending corporate governance principles, codes of conduct and compliance mechanisms applicable to the IPC.

Director Nominations

The Nominating Committee is responsible for the selection, and recommendation to the Board of Directors, of nominees for election as director. When considering the nomination of directors for election at an annual meeting, the Nominating Committee reviews the needs of the Board of Directors for various skills, background, experience and expected contributions and the qualification standards established from time to time by the Nominating Committee, and considers nominations in light of those needs. When reviewing potential nominees, including incumbents, the Nominating Committee also considers the candidate’s relevant background, experience and skills and expected contributions to the Board of Directors. The Nominating Committee evaluates its selection criteria and evaluation process periodically, and may in the future include additional qualifications, such as the diversity of backgrounds of candidates. The Nominating Committee also seeks appropriate input from the Chief Executive Officer from time to time in assessing the needs of the Board of Directors for relevant background, experience and skills of its members.

The Nominating Committee’s goal is to assemble a Board of Directors that brings to IPC a diversity of experience at policy-making levels in business and technology, and in areas that are relevant to IPC’s activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are and have been affiliated. Director candidates must have sufficient time available in the judgment of the Nominating Committee to perform all Board and committee responsibilities that will be expected of them. Members of the Board of Directors are expected to rigorously prepare for, attend and participate in all meetings of the Board of Directors and applicable committees. Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating Committee believes that it is preferable that at least one member of the Board of Directors should meet the criteria for an “audit committee financial expert” as defined by SEC rules. Under applicable Nasdaq listing requirements, at least a majority of the members of the Board of Directors must meet the definition of “independent director” set forth in such requirements. The Nominating Committee also believes it appropriate for one or more key members of IPC’s management, including the Chief Executive Officer, to serve on the Board of Directors.

The Nominating Committee will consider candidates for director proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating Committee believes that the Board of Directors requires additional candidates for nomination, the Nominating Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All incumbent directors and nominees will be required to submit a completed directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating Committee.

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The Nominating Committee will also consider candidates for director recommended by a stockholder, provided that any such recommendation is sent in writing to General Counsel, Internet Patents Corporation, 10850 Gold Center Dr., Suite 250B, Rancho Cordova, CA 95670 at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders and contains the following information:

•	the candidate’s name, age, contact information and present principal occupation or employment; and
•
a description of the candidate’s qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

The Nominating Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

In addition, stockholders may make direct nominations of directors for election at an annual meeting, provided the advance notice requirements set forth in our Bylaws have been met. Under our Bylaws, written notice of any such nomination, including certain information and representations specified in the Bylaws, must be delivered to our principal executive offices, addressed to the General Counsel, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year’s annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been advanced by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be received not later than the close of business on the tenth day following the day on which the public announcement of the date of such meeting is first made. The Company expects to hold its 2013 annual meeting in July of 2013. See “Stockholder Proposals to be Presented at Next Annual Meeting” for additional detail regarding timely notice of proposals.

As previously announced, Ms. DeMarse and Mr. Puccinelli, whose terms both expire at the 2012 annual meeting, have decided not to stand for re-election. After receipt of Ms. DeMarse’s and Mr. Puccinelli’s notification not to stand for re-election the Board of Directors has determined that a smaller board would be appropriate given the change in the Company’s business. In accordance with IPC’s Bylaws, effective as of the 2012 annual meeting, by resolution adopted by the Company’s Board of Directors on September 26, 2012, the size of the Company’s board shall be reduced and fixed at four, with one Class I director, two Class II directors and one Class III director, who will each serve until the annual meeting of stockholders to be held in 2015, 2014 and 2013, respectively, and until their respective successors are duly elected and qualified.  In accordance with the upcoming vacancy in the Class I directorship resulting from Ms. DeMarse’s and Mr. Puccinelli’s decision not to stand for re-election at the 2012 annual meeting, the Nominating Committee determined to nominate Mr. Enan as a Class I director. See Proposal No. 1 included herein.

Stockholder Communications with Directors; Director Attendance at Annual Meetings
Stockholders may communicate with any and all members of our Board of Directors by transmitting correspondence by mail or facsimile addressed to one or more directors by name (or to the Chairman, for a communication addressed to the entire Board) at the following address and phone number:

Name of the Director(s)
c/o Corporate Secretary
Internet Patents Corporation
10850 Gold Center Dr., Suite 250B
Rancho Cordova, CA 95670
916-853-1529

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Communications from our stockholders received as indicated above will be forwarded to the indicated director or directors unless the communication is primarily commercial in nature or relates to an improper or irrelevant topic.

We do not have a policy regarding directors’ attendance at annual meetings. All directors attended the 2011 Annual Meeting.

Committee Charters and Other Corporate Governance Materials

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our employees and officers and members of the Board of Directors. A copy of the Code of Business Conduct and Ethics is available on the Company’s website at http://ir.internetpatentscorporation.net.

The Board has also adopted a written charter for each of the Audit Committee, Compensation Committee and Nominating Committee. Each charter is available on the Company’s website at http://ir.internetpatentscorporation.net.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires IPC’s executive officers, directors and persons who beneficially own more than 10% of IPC’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish IPC with copies of all Section 16(a) forms filed by such persons. Based on IPC’s review of reports furnished to IPC and representations from certain reporting persons, IPC believes that reports of changes in ownership (Form 4) during the year ended December 31, 2011 were timely filed, except that a Form 4 filed on November 14, 2011 reporting stock option exercises and sales of the acquired shares by Steven J. Yasuda was inadvertently filed late.

EXECUTIVE AND DIRECTOR COMPENSATION

The Compensation Committee is authorized by the Board of Directors to review and approve annual performance objectives and goals relevant to compensation for the Chief Executive Officer and evaluate the performance of the Chief Executive Officer in light of these goals and objectives. In setting such objective, the Compensation Committee is directed to consider the Company’s performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards given to the Company’s Chief Executive Officer in past years. The Compensation Committee is also directed to periodically review and advise the Board concerning both regional and industry wide compensation practices and trends in order to assess the adequacy and competitiveness of the Company’s compensation programs for the CEO, other executive officers and directors relative to comparable companies in the Company’s industry.

Summary Compensation Information

The following table presents certain summary information concerning compensation paid or accrued by IPC for services rendered in all capacities during the years ended December 31, 2011 and December 31, 2010 for the Chief Executive Officer, the Senior Vice President, General Counsel and Secretary and the Chief Financial Officer and Chief Accounting Officer (the “Named Executive Officers”).

Executive officers and certain other key members of management are eligible to participate in the IPC Executive Retention and Severance Plan approved by the Board of Directors on June 14, 2004 and revised on December 22, 2008. Participants in the Plan are entitled to receive cash severance payments and health and medical benefits in the event their employment is terminated in connection with a change in control. IPC is not obligated to make any cash payments to these executives if their employment is terminated by us for cause or by the executive not for good reason. No severance or benefits are provided for any of the executive officers in the event of death or disability. A change in control does not affect the amount or timing of these cash severance payments.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Cash Salary	Bonus	Options Awards(1)	All other Compensation(2)	Total Compensation
Hussein A. Enan	2011	$300,000	$—	$266,511	$11,266	$577,777
Chairman of the Board, Chief Executive Officer and former interim Chief Financial Officer(3)	2010	$12	$—	$184,743	$10,668	$195,423
L. Eric Loewe	2011	$218,360	$8,000	$134,956	$17,167	$378,483
Senior Vice President, Secretary and General Counsel	2010	$212,239	$12,000	$89,308	$3,364	$316,911
Steven J. Yasuda	2011	$169,753	$4,000	$86,943	$13,021	$273,717
Chief Financial Officer and Chief Accounting Officer	2010	$164,994	$6,000	$49,043	$3,810	$223,847

(1)
Valuation based on the dollar amount of option grants recognized for reporting the aggregate fair value of the award computed in accordance with ASC 718 with respect to 2011 and 2010 years. The assumptions used by IPC with respect to the valuation of option grants are set forth in “Internet Patents Corporation Consolidated Financial Statements—Notes to Financial Statements—Note 3—Share-Based Payments” in the IPC Annual Report on Form 10-K.

(2)	Represents, primarily, employer contributions to IPC’s 401(k) plan and group term life benefits.

(3)	Mr. Enan served as interim Chief Financial Officer from October 7, 2011 through June 10, 2012.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of securities underlying outstanding option plan awards for each of the named executive officers at the fiscal year-end as of December 31, 2011.

Outstanding Equity Awards at Fiscal Year-End Table

	Option Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Hussein A. Enan	100,000	—	$4.95	4/1/2012
	500	—	$3.05	7/16/2012
	500	—	$1.90	1/28/2013
	500	—	$2.85	4/22/2013
	5,000	—	$4.75	7/1/2013
	150,000	—	$2.79	2/10/2015
	5,000	—	$3.25	7/1/2015
	50,000	—	$3.48	1/25/2012
	35,000	—	$2.31	3/11/2016
	19,047	—	$5.775	3/30/2015
	72,620	—	$5.25	3/30/2015
	28,570	—	$7.70	12/15/2015
	31,430	—	$7.00	12/15/2015
L. Eric Loewe	9,935	—	$4.95	4/1/2012
	3,853	—	$5.25	3/30/2015
	30,000	—	$7.00	12/15/2015
Steven J. Yasuda	3,000	—	$11.04	3/7/2013
	1,250	—	$5.25	3/30/2015
	10,500	—	$7.00	12/15/2015

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Director Compensation

The following table presents the compensation paid to each member of the Board of Directors during the year ended December 31, 2011:

DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash	Option Awards(1)	All other Compensation	Total Compensation
Dennis H. Chookaszian	$20,000	$18,224	$—	$38,224
James M. Corroon	$20,000	$18,224	$—	$38,224
Elisabeth DeMarse	$20,000	$192,772	$—	$212,772
Thomas W. Orr	$30,000	$18,224	$—	$38,224
Robert A. Puccinelli	$20,000	$18,224	$—	$38,224

(1)  Valuation based on the dollar amount of option grants recognized for reporting the aggregate fair value of the award computed in accordance with ASC 718 with respect to fiscal year 2011. The assumptions used by us with respect to the valuation of option grants are set forth in “Internet Patents Corporation Consolidated Financial Statements—Notes to Financial Statements—Note 3—Share-Based Payments” in the IPC Annual Report on Form 10-K.

Additional Information Regarding Director Compensation

For the year ended December 31, 2011, each non-employee director received an annual cash retainer of $20,000 relating to the period from January 2011 to December 2011. Mr. Orr, as Chair of the Audit Committee, received an additional cash retainer of $2,500 for each regularly scheduled Audit Committee attended. Each non-employee director also received an option grant for 15,000 shares, which vests in equal quarterly installments. In addition, each director was reimbursed for reasonable expenses incurred in attending meetings of the Board.

In addition, the IPC 2008 Stock Option Plan, approved by the stockholders in February 2008, provides that all non-employee directors will receive one annual grant of options to purchase 5,000 shares, with the date of grant being on or about July 1 of each year that they serve. These options are fully vested as of the date of grant. As with all options, the per-share exercise price of each such option equals the fair market value of a share of IPC’s common stock on the date of grant.

On January 6, 2011, the Board of Directors of IPC expanded the number of directorships to six and elected Elisabeth H. DeMarse to serve as a new director. Ms. DeMarse was elected as a Class I director and her term expires at the 2012 annual meeting of stockholders.   Pursuant to the terms of the IPC 2008 Stock Option Plan, as a newly elected director, Ms. DeMarse was granted an option to purchase 25,000 shares of IPC common stock.

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Equity Compensation Plan Information

IPC currently maintains two equity compensation plans that provide for the issuance of IPC common stock to employees, officers, directors, independent contractors and consultants of IPC and its subsidiaries.  These consist of the Internet Patents Corporation 2008 Stock Option Plan and the 1999 Employee Stock Purchase Plan, each of which have been approved by the stockholders.  The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of December 31, 2011:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,546,000	$4.55	836,000
Equity compensation plans not approved by security holders	—	—	—

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 15, 2012 certain information with respect to the beneficial ownership of IPC’s common stock by (i) each stockholder known by IPC to be the beneficial owner of more than 5% of IPC’s common stock, (ii) each director of IPC, (iii) the executive officers of IPC, and (iv) all current directors and executive officers of IPC as a group.
Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Common Stock Outstanding(2)
5% Stockholders
Osmium Capital Partners (3)	1,111,392	14.3%
Lusman Capital Management, LLC(4)	615,000	7.9%
Directors and Executive Officers
Hussein A. Enan(5)	1,940,231	24.9%
James M. Corroon(6)	76,331	1.0%
Dennis H. Chookaszian(7)	212,739	2.7%
Thomas W. Orr(8)	96,929	1.2%
Robert A. Puccinelli(9)	193,726	2.5%
Elisabeth H. DeMarse(10)	45,000	0.6%
L. Eric Loewe(11)	116,335	1.5%
Steven J. Yasuda(12)	36,732	0.5%
Current directors and executive officers as a group (8 persons)(13)	2,718,023	34.1%

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(1)
The persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and to the information contained in the footnotes to this table. The address of all officers and directors is C/O Internet Patents Corporation, 10850 Gold Center Drive, Suite 250B, Rancho Cordova, CA, 95670

(2)
Calculated on the basis of 7,751,952 shares of common stock outstanding as October 15, 2012. Shares of common stock subject to options presently exercisable or exercisable within 60 days of October 15, 2012, are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding the options, but are not treated as outstanding for the purpose of computing the percentage ownership for any other person or entity.

(3)
Based on information contained in a Schedule 13D/A No.1 filed by John H. Lewis, Osmium Partners, LLC (“Osmium Partners”), Osmium Capital, LP (“Fund I”), Osmium Capital II, LP (“Fund II”) and Osmium Spartan, LP (“Fund III,” together with Mr. Lewis, Osmium Partners, Fund I, Fund II and Fund III, the “Osmium Stockholders”) with the SEC on October 12, 2011.  Osmium Partners, as the general partner of each of Fund I, Fund II and Fund III and may be deemed to beneficially own the 1,047,659 shares of common stock held by each of the funds and together with Mr. Lewis have shared voting and dispositive power over 1,047,659 shares of the Company’s common stock. Mr. Lewis has the sole power to vote and dispose of 63,733 shares of the Company’s common stock. The address for the Osmium Stockholders is 388 Market Street, Suite 920, San Francisco, California 94111.

(4)
Based on information contained in a Schedule 13G/A No. 1 filed by Joel Lusman and Lusman Capital Management, LLC (“Lusman Capital”) with the SEC on February 13, 2012. Joel Lusman and Lusman Capital have shared voting and dispositive power with respect to 615,000 shares of the Company’s common stock.  The address for Joel Lusman and Lusman Capital is 717 Fifth Avenue, 14th Floor, New York, NY 10022.

(5)
Includes 41,250 shares held by Mr. Enan’s spouse. Also includes 44,576 shares subject to options exercisable within 60 days following October 15, 2012. The address for Mr. Enan is c/o Internet Patents Corporation, 10850 Gold Center Dr. Suite 250B Rancho Cordova, California 95670.

(6)	Includes 67,810 shares subject to options exercisable within 60 days following October 15, 2012.

(7)	Includes 416 shares held by Mr. Chookaszian’s spouse, which he disclaims beneficial ownership of. Also, includes 18,451 shares subject to options exercisable within 60 days following October 15, 2012.

(8)	Includes 14,226 shares subject to options exercisable within 60 days following October 15, 2012.

(9)	Includes 18,451 shares subject to options exercisable within 60 days following October 15, 2012.

(10)	Includes 45,000 shares subject to options exercisable within 60 days following October 15, 2012.

(11)	Includes 1,900 shares subject to options exercisable within 60 days following October 15, 2012.

(12)	Includes 3,000 shares subject to options exercisable within 60 days following October 15, 2012.
(13)	Includes 213,414 shares subject to options exercisable within 60 days following October 15, 2012.

Management

Executive Officers of Internet Patents Corporation

As of October 15, 2012, IPC’s executive officers were as follows:

Name	Position With IPC	Age
Hussein A. Enan	Chairman of the Board and Chief Executive Officer	67
L. Eric Loewe	Senior Vice President, General Counsel and Secretary	55
Steven J. Yasuda	Chief Financial Officer and Chief Accounting Officer	45

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Hussein A. Enan co-founded IPC in February 1995 and has served as its Chairman of the Board since its inception. Mr. Enan served as IPC’s Chief Executive Officer from February 1995 to June 2002 and was reinstated to that position in August 2004. From October 2011 through June 2012, Mr. Enan also served as the Company’s interim Chief Financial Officer. Mr. Enan also served as IPC’s President from May 1999 to June 2000. From March 1992 to November 1994, Mr. Enan was a general partner at E.W. Blanch, a reinsurance intermediary that merged with his own wholly owned company, Enan & Company, a reinsurance intermediary, in March 1992. Mr. Enan founded Enan & Company in February 1979. Due in part to the fact that Mr. Enan is a founder of IPC, brings historic knowledge and continuity to the Board and is its largest stockholder led the board to conclude that he should serve as a director.

L. Eric Loewe joined IPC in October 1998 as Corporate Counsel, Legal and Regulatory, responsible for all regulatory compliance issues, and has served as Senior Vice President and General Counsel since September 2000 and as Secretary since July 2001. Mr. Loewe held various positions with the National Association of Independent Insurers (the “NAII”) from January 1980 to September 1998. As Senior Counsel for the NAII, Mr. Loewe was responsible for legislation and regulations affecting its 570 member companies. Mr. Loewe is a member of the Illinois and California bars.

Steven J. Yasuda joined IPC in December 1999 as Manager, Budget and Reporting and has been the Corporate Controller since September 2001. On September 2004, he was promoted to Vice President, Corporate Controller. On April 16, 2007, Mr. Yasuda took on the additional role of Chief Accounting Officer and in June 2012 was appointed as the Company’s Chief Financial Officer. Mr. Yasuda is responsible for all accounting and finance related functions of the Company. From 1997 to 1999, Mr. Yasuda worked in the operations accounting department of Electronic Arts. Mr. Yasuda has been licensed as a CPA since August 1994, but has an inactive status, as permitted by the California Board of Accountancy.

None of IPC’s executive officers have been involved in a legal proceeding described in Item 401 of Regulation S-K within the last ten years.

Directors of Internet Patents Corporation

IPC’s Board of Directors is as follows:

Name	Position with IPC	Age	Director Since
Class I director whose term expires at the 2012 Annual Meeting of Stockholders:
Robert A. Puccinelli(1)(2)(3)(4)	Director	75	1998
Elisabeth H. DeMarse(1)(3)(4)	Director	58	2011
Class II directors whose term expires at the 2013 Annual Meeting of Stockholders:
James M. Corroon(1)(3)	Vice Chairman of the Board	73	1996
Thomas W. Orr(1)(2)(3)	Director	78	2003
Class III directors whose terms expire at the 2014 Annual Meeting of Stockholders:
Hussein A. Enan(5)	Chairman of the Board	67	1995
Dennis H. Chookaszian(2)(3)	Director	69	2003

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Nominating Committee.
(4)	Will no longer serve as a member of the Company’s Board of Directors after the 2012 annual meeting.
(5)	If elected, in accordance with Proposal 1. herein, Mr. Enan will serve as a Class I director until the 2015 annual meeting.

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Robert A. Puccinelli has been a director of IPC since May 1998. From October 1985 until he retired in May 1995, Mr. Puccinelli was Chairman and Chief Executive Officer of Industrial Indemnity, a nationwide property and casualty insurance company. Mr. Puccinelli received his Bachelor of Science degree in Finance from the University of California, Berkeley. Mr. Puccinelli’s comprehensive knowledge of the insurance industry led the Board of Directors to conclude that he should serve as a director. In addition, Mr. Puccinelli provides the Board of Directors with a valuable perspective gained from his long-term service as a director.

James M. Corroon has been a director of IPC since August 1996 and has served as Vice Chairman of the Board since May 1999. Since September 2004, Mr. Corroon has served as Vice Chairman of Fort Point Insurance Services, Inc., an insurance brokerage firm. From July 1999 to December 2000, he was a full-time employee of IPC and a member of the senior management team. Mr. Corroon has been a director of Willis Corroon of California, an insurance services firm, since January 1996. From October 1966 to December 1995, Mr. Corroon held various management positions with Willis Corroon and its predecessor entity, Corroon & Black Corporation. Mr. Corroon’s comprehensive knowledge of the insurance industry led the Board of Directors to conclude that he should serve as a director. In addition, Mr. Corroon provides the Board of Directors with a valuable perspective gained from his long-term service as an executive officer and as a director.

Thomas W. Orr has been a director of IPC since January 2003. Mr. Orr was a partner in the accounting firm of Bregante and Company from January 1992 to June 2002. From 1987 to 1991, Mr. Orr was Chief Financial Officer of Scripps League Newspaper, Inc. Prior to 1987, Mr. Orr worked for the accounting firm of Arthur Young & Company (predecessor to Ernst & Young, LLP) from 1958 until he retired as an audit partner in 1986. He is a director of AeroCentury Corporation, an aircraft operating lessor and finance company. Mr. Orr’s extensive experience in accounting and financial reporting led the Board to conclude that he should serve as a director.

Dennis H. Chookaszian has been a director of IPC since April 2003. From November 1999 until he retired in February 2001, Mr. Chookaszian was Chairman and Chief Executive Officer of mPower Advisors, L.L.C., a financial advice provider focused on the online management of 401(k) plans.  From September 1992 to February 1999, Mr. Chookaszian served as Chairman and Chief Executive Officer of the CNA insurance company, and prior to that held the positions of President and Chief Operating Officer (1990-1992) and Chief Financial Officer (1975-1990), respectively, of that company. Mr. Chookaszian serves on the boards of the Chicago Mercantile Exchange, Career Education Corporation, a postsecondary education provider, AllScripts Healthcare Solutions, Inc., a provider of information and services to the healthcare industry, and Sapient Corporation, a provider of marketing and technology services to businesses. In December 2006, Mr. Chookaszian was named chairman of the Financial Accounting Standards Advisory Council. Mr. Chookaszian’s experience as a director of other public companies, combined with his knowledge of financial reporting, led the Board to conclude that he should serve as a director.

Elisabeth H. DeMarse was elected a director of IPC on January 6, 2011. Ms. DeMarse is the CEO of Newser.com, an internet based curator of news. Ms. DeMarse also is the entrepreneur-in-residence at Austin Ventures, an investment company. She served as Chief Executive Officer and President of CreditCards.com, an internet financial services company from November 2006 to 2010. From April 2000 until June 2004, Ms. DeMarse served as President and Chief Executive Officer of Bankrate, Inc., an internet financial services company. From 1998 to 2000, Ms. DeMarse served as Executive Vice President of Hoover’s Online, Inc., an internet financial services company. Prior to joining Hoover’s, Ms. DeMarse served for ten years as a senior executive in a variety of roles at Bloomberg L.P., a financial services organization. Ms. DeMarse is a certified member of the National Association of Corporate Directors. Ms. DeMarse currently serves on the boards of ZipRealty, a public company operating a full-service residential real estate brokerage and real estate web site, and AllStarDirectories, a private company specializing in lead generation for higher education. Previously, Ms. DeMarse served on the boards of directors of EDGAR-Online, Inc., an internet source for filings with the SEC, from 2004 to 2010; IncrediMail, Ltd., internet company that designs, markets and delivers high-end personal desktop software, from 2006 to 2007; Heska Corporation, a seller of advanced veterinary diagnostic and specialty products, from August 2004 to June 2007; of Stockgroup, Inc., an internet source for financial data and news, from August 2005 to June 2007; and of YP Corp., an online telephone directory, from January 2006 to August 2007. Ms. DeMarse holds a Masters of Business Administration degree from Harvard Business School and a Bachelor of Arts degree in history cum laude from Wellesley College.  Ms. DeMarse’s experience as an officer and director of companies engaged in publishing content and online lead generation led the Board to conclude that she should serve as a director.

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As noted above, Ms. DeMarse and Mr. Puccinelli, whose terms expire at the 2012 annual meeting, have decided not to stand for re-election. As a result of the change in the Company’s business and corporate structure following the sale of assets to Bankrate, Inc. in December 2011, the Board of Directors has decided to reduce the size of the board to four directors, such that after the 2012 annual meeting there shall be one Class I director, two Class II directors and one Class III director.

The Board of Directors has determined that, other than Mr. Enan, each of the members of the Board is an independent director for purposes of the Nasdaq Marketplace Rules. None of IPC’s directors have been involved in a legal proceeding described in Item 401 of Regulation S-K within the last ten years.

REPORT OF THE AUDIT COMMITTEE
OF IPC

The current members of the Audit Committee are Mr. Orr, Mr. Corroon, Ms. DeMarse and Mr. Puccinelli. The Audit Committee acts pursuant to a written charter that has been adopted by the Board of Directors.

The Audit Committee oversees the quality of IPC’s financial statements and financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for the period ending December 31, 2011 with management, including a discussion of the quality, not just the acceptability, of the accounting principles; the reasonableness of significant judgments; and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, Ernst & Young LLP, who are responsible for expressing an opinion on the conformity, in all material respects, of those audited financial statements with United States generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards including Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has discussed with the independent registered public accounting firm the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board No. 1 (Independence Discussions with Audit Committees ), and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal control, and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011  filed with the SEC.

AUDIT COMMITTEE
Thomas W. Orr (Chair)
James M. Corroon Elizabeth H. DeMarse
Robert A. Puccinelli

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INDEPENDENT AUDITOR FEE INFORMATION
The following table sets forth the aggregate fees billed to IPC for the years ended December 31, 2011 and 2010 by IPC’s principal accounting firm, Ernst & Young LLP:

	2011	2010
Audit Fees(1)	$675,000	$425,000
Audit-Related Fees	---	—
Tax Fees(2)	291,000	64,000
All Other Fees(3)	7,000	—
	$973,000	$489,000

(1)	Audit fees consist of fees billed for services related to the audit of IPC’s consolidated financial statements (including required quarterly reviews) and accounting consultations.

(2)	Tax fees consist of fees billed for services related to tax return preparation, tax compliance, tax planning and tax advice.

(3)	All other fees consist of fees billed for other services falling within the scope of matters pre-approved by the Audit Committee.

The Audit Committee considered the role of Ernst & Young LLP in providing non-audit services to IPC and has concluded that such services are compatible with Ernst & Young’s independence as IPC’s independent registered public accounting firm.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee the authority to approve permitted services, provided that the chair reports any decisions to the Audit Committee at its next scheduled meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTOR

IPC has a classified Board of Directors that is divided into three classes.  At each annual meeting of stockholders, directors are elected for a term of three years to succeed those directors whose terms expire at the annual meeting date.  Currently, there are two Class I directors, two Class II directors and two Class III directors.  However, effective upon the 2012 annual meeting, by resolution adopted by the Board of Directors the size of the board will be reduced and fixed at four, with one Class I director, two Class II directors and one Class III director, who shall each serve until the annual meeting of stockholders to be held in 2015, 2014 and 2013, respectively, and until their respective successors are duly elected and qualified.

The term of the current Class I directors shall expire on the date of the 2012 annual meeting.  In accordance with the board size reduction described above one individual is to be elected to serve as a Class I director of the Board of Directors at the 2012 annual meeting and if elected will serve until the 2015 annual meeting and until his or her successor is elected and qualified or until, his or her earlier death, resignation or removal. The Nominating Committee nominated Mr. Hussein A. Enan to serve as a Class I director. If Mr. Enan declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although IPC knows of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominee as IPC may designate.

Vote Required and Board of Directors’ Recommendation

If a quorum is present, the nominee for the Class I director receiving the highest number of votes will be elected as the Class I director. Abstentions and broker non-votes will not be counted as votes cast and therefore, will have no effect on the election of directors.

The Board of Directors recommends a vote “FOR” the nominee named above.

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PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of IPC’s Board of Directors has selected Ernst & Young LLP as IPC’s independent registered public accounting firm to audit the consolidated financial statements of IPC for the fiscal year ending December 31, 2012. Ernst & Young LLP has acted in such capacity since its appointment in fiscal year 2001. A representative of Ernst & Young LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

Vote Required and Board of Directors’ Recommendation

Ratification of Ernst & Young LLP as IPC’s independent registered public accounting firm to audit the consolidated financial statements of IPC for the fiscal year ending December 31, 2012, requires the affirmative vote of the holders of a majority of the voting power represented at the meeting in which a quorum is present.   The presence, in person or by proxy duly authorized, of the holders of a majority of the shares of common stock outstanding on the record date of October 15, 2012 shall constitute a quorum for the transaction of business.

Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes will have any effect on the outcome of the proposal.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Ernst & Young LLP as IPC’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

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PROPOSAL NO. 3

APPROVAL OF THE NOL AMENDMENT

Introduction

At the Annual Meeting, you will consider and vote on an amendment to our Certificate of Incorporation to impose certain restrictions on the transfer of our common stock (the “NOL Amendment”).  The NOL Amendment is designed to prevent certain transfers of our common stock which could otherwise adversely affect our ability to use our net operating loss carryforwards (“NOLs”) for income tax purposes and certain income tax credits.

We estimate that we had approximately $132.5 million of federal and $76.8 million of state (pre-tax) NOLs as of December 31, 2011.  To the extent we have future taxable income, and until the NOLs expire, they can be used to reduce our taxable income.  Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce the Company’s income tax liability.  Although we are unable to quantify an exact value, we believe the NOLs are a very valuable asset and the Board believes it is in the Company’s best interests to attempt to prevent the imposition of limitations on their use by adopting the proposed NOL Amendment.

The benefit of the NOLs to the Company would be significantly reduced or eliminated if we were to experience an “ownership change” as defined in Section 382 of the Code and applicable Treasure Regulations (“Section 382”).  An “ownership change” can occur through one or more acquisitions of our stock, whether occurring contemporaneously or pursuant to a single plan, by which stockholders or groups of stockholders, each of whom owns or is deemed to own directly or indirectly at least 5% of our stock, increase their ownership of our stock by more than 50 percentage points over their lowest percentage interest within a rolling three-year period.  If that were to happen, we would only be allowed to use a limited amount of NOLs and credits to offset our taxable income subsequent to the “ownership change.”  The annual limit is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the “ownership change” (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change.”  In calculating this annual limit, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.”  If we were to experience an “ownership change” at our current stock price levels, we believe we would be subject to an annual NOL limitation which would result in a material amount of NOLs expiring unused, resulting in a significant impairment to the Company’s NOL assets.

If the Company were to have taxable income in excess of the Section 382 limitation following a Section 382 “ownership change,” it would not be able to offset tax on the excess income with the NOLs.  Although any loss carryforwards not used as a result of any Section 382 limitation would remain available to offset income in future years (again, subject to the Section 382 limitation) until the NOLs expire, any “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and could cause some of the NOLs to expire unused.  Because the aggregate value of our outstanding stock and the federal long-term tax-exempt interest rate fluctuate, we can not predict with any accuracy the annual limitation upon the amount of our taxable income that could be offset by such loss carryforwards and credits were an “ownership change” to occur in the future, but such limitation could be material.

Currently, we do not believe that we have experienced an “ownership change,” but calculating whether an “ownership change” has occurred is subject to inherent uncertainty.  This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of and transactions in its securities.  We and our advisors have analyzed the information available, along with various scenarios of possible future changes of ownership.  We estimate that the shift in ownership percentage will be approximately 40% as of December 31, 2012, and will decline to approximately 30% by December 31, 2013 assuming no other changes in ownership. For the immediate future, therefore, the acquisition of approximately 750,000 shares by one or more existing 5% holders, or new 5% holders, would likely cause an “ownership change” and a limitation on our use of the NOLs. We can not predict whether there will be changes of ownership in the future, and because our stock is publicly traded, we are not aware of significant acquisitions of our stock until after the holder has acquired a 5% ownership interest or has increased its interest and filed an ownership form with the Securities and Exchange Commission. Because we had no way of preemptively preventing these acquisitions, on November 23, 2011, our Board of Directors adopted, and the Company entered into, a Section 382 Rights Agreement between the Company (formerly known as InsWeb Corporation) and American Stock Transfer & Trust Company, LLC (the “Rights Agreement”).

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After careful consideration, however, our Board of Directors believes the most effective way to preserve the benefits of our NOLs for long-term stockholder value is for our stockholders to approve the NOL Amendment to our Certificate of Incorporation rather than rely solely on the Rights Agreement. The Board believes that other approaches to preserving the benefits of our NOLs, such as consistent stockholder outreach in an attempt to mitigate the likelihood of an “ownership change,” are not practical or sufficiently effective. The NOL Amendment, which is designed to block transfers of our common stock that could result in an ownership change, is described herein under Proposal No. 3, and its full terms can be found in the accompanying Appendix A. The Rights Agreement, pursuant to which we have issued certain stock purchase rights with terms designed to deter transfers of our common stock that could result in an ownership change, is described below under Proposal No. 4, and its full terms can be found in the accompanying Appendix B.

  Although the NOL Amendment and the Rights Agreement are intended to reduce the likelihood of an ownership change, we cannot assure you that they would prevent all transfers of our common stock that could result in such an ownership change.

Description of the NOL Amendment

The following description of the NOL Amendment is qualified in its entirety by reference to the full text of the NOL Amendment, which is contained in a proposed new Article 10 of our Certificate of Incorporation and can be found in the accompanying Appendix A.  Please read the NOL Amendment in its entirety as the discussion below is only a summary.

Prohibited Transfers. The NOL Amendment generally will restrict any direct or indirect transfer (such as transfers of our stock that result from the transfer of interests in other entities that own our stock) if the effect would be to:
•   increase the direct or indirect ownership of our stock by any Person (as defined below) from less than 4.9% to 4.9% or more; or
•   increase the percentage of our common stock owned directly or indirectly by a Person owning or deemed to own 4.9% or more of our common stock.

“Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i), and includes any successor (by merger or otherwise) of such entity.

Restricted transfers include sales to Persons whose resulting percentage ownership (direct or indirect) of our common stock would exceed the 4.9% threshold discussed above or to Persons whose direct or indirect ownership of our common stock would by attribution cause another Person to exceed such threshold. Complicated common stock ownership rules prescribed by the Code (and regulations issued thereunder) will apply in determining whether a Person is a 4.9% stockholder under the NOL Amendment.  A transfer from one member of a “public group” (as that term is defined under Section 382) to another member of the same public group does not increase the percentage of our common stock owned directly or indirectly by the public group, and, therefore, such transfers are not restricted. For purposes of determining the existence and identity of, and the amount of our common stock owned by, any stockholder, we will be entitled to rely on the existence or absence of certain public securities filings as of any date, subject to our actual knowledge of the ownership of our common stock.  The NOL Amendment includes the right to require a proposed transferee, as a condition to registration of a transfer of our common stock, to provide all information reasonably requested regarding such person’s direct and indirect ownership of our common stock.

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Waiver of the NOL Amendment

Our Board would have the discretion to approve a transfer of stock that would otherwise violate the NOL Amendment. In deciding whether to grant a waiver, our Board may seek the advice of counsel and tax advisors with respect to the preservation of our NOLs, and may request relevant information from the acquirer and/or selling party in order to determine compliance with the NOL Amendment or the status of our federal and state income tax benefits, including an opinion of counsel selected by the Board (the cost of which will be borne by the transferor and/or the transferee) that the transfer will not result in a limitation on the use of the NOLs under Section 382. If the Board decides to grant a waiver, it may impose conditions on the acquirer or selling party. In April 2012, a 5% shareholder requested a waiver of the restrictions in the Rights Agreement to allow the shareholder to purchase up to 150,000 additional shares of our common stock. After consultations with its experts, the Board determined that, because such transfer was not likely to jeopardize, endanger or limit (in timing or amount) the availability of the Company’s NOLs and other tax benefits, the purchase of up to 150,000 by such 5% shareholder would be an “Exempted Transaction” under the terms of the Rights Agreement.

Expiration of the NOL Amendment

The NOL Amendment would expire on the earliest of (1) the repeal of Section 382 of the Code or any successor statute if our Board determines that the NOL Amendment is no longer necessary or desirable for the preservation of our NOLs, (2) the close of business on the first day of a taxable year of the Company as to which the Board determines that no NOLs may be carried forward, (3) such date as our Board otherwise determines that the NOL Amendment is no longer necessary for the preservation of our NOLs, and (4) November 23, 2021. The Board may also accelerate or extend the expiration date of the NOL Amendment in the event of a change in the law; provided that the Board has determined that such action is reasonably advisable to preserve the NOLs or that continuation of the restrictions contained in the NOL Amendment is no longer reasonably necessary for the preservation of the NOLs.

Other Considerations

Our Board believes that the NOLs are a very valuable asset and that it is in the Company’s best interests to attempt to prevent the imposition of limitations on their use by adopting the proposed NOL Amendment and the Rights Agreement described under Proposal No. 4, below. Nonetheless, the NOL Amendment and the Rights Agreement, if adopted by our stockholders, could have certain potentially negative consequences:

Anti-Takeover Effect.  Because some corporate takeovers occur through the acquirer’s purchase, in the public market or otherwise, of sufficient stock to give it control of a company, any provision that restricts the transferability of shares can have the effect of preventing such a takeover. The NOL Amendment, if adopted by our stockholders, could be deemed to have an anti-takeover effect because, among other things, it will restrict the ability of a person, entity or group to accumulate more than 4.9% of our common stock and the ability of persons, entities or groups now owning more than 4.9% of our common stock from acquiring additional shares of our common stock without the approval of our Board. As a result, our Board may be able to prevent any future takeover attempt. Similarly, while the Rights Agreement is not intended to prevent a takeover, it does have a potential anti-takeover effect because, as described under Proposal No. 4, the Rights will cause a substantial dilution to any person or group that attempts to acquire the Company without the approval of the Board. Therefore, the overall effect of the NOL Amendment and the Rights Agreement, if adopted by our stockholders, may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of our securities.  Because the Board can approve a transfer of stock that would otherwise violate the NOL Amendment and, as described under Proposal No. 4, redeem the Rights and amend the Rights Agreement in any respect prior to a person or group becoming an “Acquiring Person,” the NOL Amendment and the Rights Agreement should not interfere with a merger or other business combination approved by the Board. We believe that these potential negative consequences are outweighed by the fundamental importance of maintaining the availability of our NOLs. The potential “anti-takeover” effect of the proposed NOL Amendment and the Rights Agreement is not the reason for the proposals, and the proposals are not part of a plan by the Company to adopt a series of anti-takeover measures. We are not presently aware of any potential takeover transaction. We are proposing the NOL Amendment and the Rights Agreement in an effort to reduce the risk that we may be unable to fully utilize the NOLs described above as a result of future transfers of our common stock.

Potential Effects on Liquidity.   The NOL Amendment will restrict a stockholder’s ability to acquire, directly or indirectly, additional shares of our common stock in excess of the specified limitations. Furthermore, a stockholder’s ability to dispose of our stock may be limited by reducing the class of potential acquirers for such stock and a stockholder’s ownership of our stock may become subject to the NOL Amendment upon actions taken by persons related to, or affiliated with, them.

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Potential Effect on Value.   If the NOL Amendment is approved, we intend to require that any certificates issued by the Company evidencing ownership of shares of stock that are subject to the restrictions on transfer and ownership contained in the NOL Amendment bear a legend reflecting the terms of the NOL Amendment. Because certain acquirers, including persons who wish to acquire more than 5% of our stock and certain institutional holders who may not be comfortable holding stock with restrictive legends, may not purchase our stock, the NOL Amendment could depress the value of our stock in an amount that might more than offset any preservation of long-term stockholder value as a result of maintaining our ability to use our NOLs.

We urge you to read the NOL Amendment in its entirety, as the discussion in this proxy statement is only a summary.  The NOL Amendment will only become effective if approved by the requisite vote of stockholders.

Vote Required and Board of Directors’ Recommendation

Approval of the proposed amendment to our Certificate of Incorporation requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock.  With respect to the vote on the NOL Amendment, the presence, in person or by proxy duly authorized, of the holders of a majority of the shares of common stock outstanding on the record date of October 15, 2012 shall constitute a quorum for the transaction of business.

In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes and abstentions will be counted for purposes of determining whether there is a quorum and will have the same effect as a vote against the proposal.

The NOL Amendment, if approved, would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to accomplish as soon as practicable after approval is obtained.

The Board of Directors recommends a vote “FOR” the NOL Amendment.

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PROPOSAL NO. 4

APPROVAL OF THE SECTION 382 RIGHTS AGREEMENT

The Board of Directors is asking stockholders to approve the Rights Agreement, which was originally adopted by the Board of Directors and entered into by the Company (formerly known as InsWeb Corporation) and American Stock Transfer & Trust Company, LLC on November 23, 2011. As explained above, the Rights Agreement was adopted by the Board of Directors in an effort to protect stockholder value by preserving the Company’s ability to use its NOLs, not to protect against the possibility of a hostile takeover. If the Company’s stockholders do not approve the Rights Agreement by November 23, 2021, the Rights Agreement will automatically expire on that date, unless earlier expired or terminated in accordance with the terms provided therein.

Background and Reasons for the Proposal

See the “Introduction” section set forth in Proposal No. 3 above.

Description of the Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached to this Proxy Statement as Appendix B. We urge you to read carefully the Rights Agreement in its entirety as the discussion below is only a summary.

Section 382 Ownership Shift Calculations.

The Rights Agreement combined with the proposed NOL Amendment are intended to act as a deterrent to any person or group, together with its affiliates and associates, being or becoming the beneficial owner of 4.9% or more of the Company’s common stock (such person or group is referred to as an “Acquiring Person”). The term “Acquiring Person” does not include:

•
the Company, any subsidiary of the Company, any employee benefit plan or other compensation arrangement of the Company or of any subsidiary of the Company or any entity organized, appointed or established by the Company or any subsidiary of the Company for or pursuant to the terms of any such plan or compensation arrangement;

•	any Grandfathered Person (as defined below);

•	any Exempted Person (as defined below);

•	any person or group who becomes the beneficial owner of 4.9% or more of the Company’s common stock as a result of an Exempted Transaction (as defined below); or

•
any person whom or which the Company’s board of directors in good faith determines has inadvertently acquired beneficial ownership of 4.9% or more of the Company’s common stock, so long as such person promptly enters into, and delivers to the Company, an irrevocable commitment to divest as promptly as practicable, and thereafter divests as promptly as practicable a sufficient number of shares of the Company’s common stock so that such person would no longer be a beneficial owner of 4.9% or more of the Company’s common stock.

A stockholder who together with its affiliates and associates beneficially owned 4.9% or more shares of the Company’s common stock as of November 23, 2011 is deemed not to be an “Acquiring Person,” so long as such stockholder does not acquire any additional shares of the Company’s common stock without the prior written approval of the Company, other than pursuant to or as a result of (a) a reduction in the amount of shares of the Company’s common stock outstanding; (b) the exercise of any options, warrants, rights or similar interests to purchase shares of the Company’s common stock granted by the Company to its directors, officers and employees; (c) any unilateral grant of any shares of the Company’s common stock by the Company or (d) any issuance of shares of the Company’s common stock by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of shares of the Company’s common stock are treated equally. Such a stockholder is a “Grandfathered Person” for purposes of the Rights Agreement.

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The Company’s board of directors may, in its sole discretion, exempt any person or group who would otherwise be an Acquiring Person from being deemed an Acquiring Person for purposes of the Rights Agreement if it determines at any time prior to the time at which the Rights are no longer redeemable that the beneficial ownership of such person or group would not jeopardize, endanger or limit (in timing or amount) the availability of the Company’s NOLs and other tax benefits. Any such person or group is an “Exempted Person” under the Rights Agreement. The board of directors, in its sole discretion, may subsequently make a contrary determination and such person would then become an Acquiring Person.

An “Exempted Transaction” is a transaction that the board of directors determines is an exempted transaction and, unlike the determination of an exempted person, such determination is irrevocable.

The Rights.  Each Right entitles its holder, under the circumstances described below, to purchase from the Company one one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock at a purchase price of $38 per Right, subject to adjustment.  Shares of the Company’s common stock issued while the Rights Agreement is in effect will be issued with Rights attached.

Initially, the Rights will be associated with shares of the Company’s common stock and evidenced by certificates for common stock, which will contain a notation incorporating the Rights Agreement by reference, and will be transferable with and only with the underlying shares of the Company’s common stock.  Subject to certain exceptions, the Rights become exercisable and trade separately from the shares of the Company’s common stock only upon the “Distribution Date,” which occurs upon the earlier of:

•
10 days following a public announcement that a person or group of persons has become an Acquiring Person or such earlier date as a majority of the Company’s board of directors becomes aware of the existence of an Acquiring Person (the “Stock Acquisition Date”) (unless, prior to the expiration of the Company’s right to redeem the Rights, such person or group is determined by the Company’s board of directors to be an Exempted Person, in which case the Stock Acquisition Date will be deemed not to have occurred); or

•
10 business days (or later date if determined by the Company’s board of directors prior to such time as any person or group becomes an Acquiring Person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an Acquiring Person.

Until the Distribution Date, the surrender for transfer of any shares of the Company’s common stock outstanding will also constitute the transfer of the Rights associated with those shares.

As soon as practicable after the Distribution Date, separate certificates or book-entry statements will be mailed to holders of record of shares of the Company’s common stock as of the close of business on the Distribution Date. From and after the Distribution Date, the separate rights certificates or book-entry statements alone will represent the Rights. Except as otherwise provided in the Rights Agreement, only shares of the Company’s common stock issued prior to the Distribution Date will be issued with Rights.

Expiration.  The Rights are not exercisable until the Distribution Date and, unless earlier redeemed or exchanged by the Company as described below, will expire upon the earliest of:

•	the close of business on November 23, 2021;

•
the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Company’s board of directors determines that the Rights Agreement is no longer necessary or desirable for the preservation of certain tax benefits;

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•	the close of business on the first day of a taxable year of the Company to which the Company’s board of directors determines that certain tax benefits may not be carried forward; and

•	the close of business on the date on which the Company’s board of directors determines that the Rights Agreement is no longer in the best interests of the Company and its stockholders.

Transferability.  Until the Rights become exercisable, they will not trade independently, but only with the associated shares of the Company’s common stock, and the Rights will be represented by the stock certificates for the Company’s common stock.  Under certain circumstances, separate certificates representing the Rights will be delivered to the then record holders of the outstanding shares of the Company’s common stock; and the Rights will then trade independently from the Company’s common stock.

Effects of Triggering Event.  If a person or group becomes an Acquiring Person (a “Flip-In Event”), each holder of a Right (other than any Acquiring Person and certain transferees of an Acquiring Person, whose Rights automatically become null and void) will have the right to receive, upon exercise, shares of the Company’s common stock having a value equal to two times the purchase price of the Right.  If an insufficient number of shares of the Company’s common stock are available for issuance, then the Company’s board of directors is required to substitute cash, property or other securities of the Company for the shares of the Company’s common stock.  The Rights may not be exercised following a Flip-In Event while the Company has the ability to cause the Rights to be redeemed, as described later in this summary.

For example, at a purchase price of $38 per Right, each Right not owned by an Acquiring Person (or by certain transferees thereof) following a Flip-In Event would entitle its holder to purchase $76 worth of shares of the Company’s common stock (or other consideration, as noted above) for $38.  Assuming that the shares of the Company’s common stock had a per share value of $7.60 at that time, the holder of each valid Right would be entitled to purchase ten shares of the Company’s common stock for $38.

Flip-Over Right.  In the event (a “Flip-Over Event”) that, at any time following the Stock Acquisition Date:

•	the Company shall consolidate with, or merge with or into another entity and the Company is not the surviving corporation;

•
any entity engages in a share exchange with or consolidates with, or merges with or into, the Company and the Company is the continuing or surviving corporation and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of the Company’s common stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property; or

•	the Company sells or otherwise transfers more than 50% of its and its subsidiaries’ (taken as a whole) assets, cash flow or earning power;

each holder of a Right (except Rights which previously have been voided as described above) will have the right to receive, upon purchase, common stock of the acquiring company having a value equal to two times the purchase price of the Right.  Flip-In Events and Flip-Over Events are collectively referred to as “Triggering Events”.

Adjustments. The purchase price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a share dividend on, or a subdivision, combination or reclassification of, the shares of preferred stock;

•
if holders of the shares of preferred stock are granted certain rights, options or warrants to subscribe for shares of preferred stock or convertible securities at less than the current market price of the shares of preferred stock; or

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•
upon the distribution to holders of the shares of preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments amount to at least 1% of the purchase price.  No fractional preferred shares will be issued, and, in lieu thereof, an adjustment in cash will be made based on the market price of the shares of preferred stock on the last trading day prior to the date of exercise.

Redemption.  In general, the Company may redeem the Rights in whole, but not in part, at a price of $0.001 per Right (subject to adjustment and payable in cash, shares of the Company’s common stock or other consideration deemed appropriate by the Company’s board of directors) at any time until ten days following the Stock Acquisition Date.  Immediately upon the action of the Company’s board of directors authorizing any redemption, the Rights will terminate, and the only right of the holders of Rights will be to receive the redemption price.

Exchange Right.  At any time after there is an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding shares of the Company’s common stock, the Company may exchange the Rights (other than Rights owned by the Acquiring Person and certain transferees thereof which will have become void), in whole or in part, at an exchange ratio of one share of the Company’s common stock, or one one-thousandth of a share of the Company’s preferred stock (or of a share of a class or series of the Company’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

Stockholder Rights; Tax Effects. Until a Right is exercised, its holder will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends. While the distribution of the Rights will not result in the recognition of taxable income by the Company or its stockholders, stockholders may, depending upon the circumstances, recognize taxable income after a Flip-In Event or a Flip-Over Event.

Amendment.  The terms of the Rights may be amended by the Company’s board of directors without the consent of the holders of the Rights, including, without limitation, to extend the expiration date of the Rights Agreement and to increase or decrease the purchase price.  Once there is an Acquiring Person, however, no amendment can adversely affect the interests of the holders of the Rights.

Series A Preferred Stock.  Pursuant to a Certificate of Designations of Series A Junior Participating Preferred Stock, which sets forth the rights, preferences and privileges of the Series A Preferred Stock, there are 150,000 shares of Series A Preferred Stock authorized for issuance.  Each share of Series A Preferred Stock will entitle the holder thereof:

•
to receive a preferential quarterly dividend equal to the greater of (i) $1.00 and (ii) 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends and other distributions (other than in shares of the Company’s common stock), declared on the Company’s common stock during such quarter, adjusted to give effect to any dividend on the Company’s common stock payable in shares of the Company’s common stock or any subdivision, combination or reclassification of the Company’s common stock (a “Dilution Event”);

•
to 1,000 votes on all matters submitted to a vote of the stockholders of the Company, voting together as a single class with the holders of the Company’s common stock and the holders of any other class of capital stock having general voting rights, adjusted to give effect to any Dilution Event; and

•
to receive upon any liquidation of the Company a preferential liquidation payment equal to the greater of (i) $1,000 and (ii) 1,000 times the aggregate per share amount to be distributed to the holders of the Company’s common stock, adjusted to give effect to any Dilution Event, plus an amount equal to accrued and unpaid dividends and distributions on such share of Series A Preferred Stock, whether or not declared, to the date of such payment.

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In the event of any merger, consolidation or other transaction in which the outstanding shares of the Company’s common stock are exchanged for or converted into other capital stock, securities, cash and/or other property, each share of Series A Preferred Stock will be similarly exchanged or converted into 1,000 times the aggregate per share amount applicable to the Company’s common stock, adjusted to give effect to any Dilution Event.

Other Considerations
See the “Other Considerations” section set forth in Proposal No. 3 above.

Vote Required and Board of Directors’ Recommendation

Approval of the Rights Agreement requires the affirmative vote of the holders of a majority of the voting power represented at the meeting in which a quorum is present.  With respect to the vote on the Rights Agreement, the presence, in person or by proxy duly authorized, of the holders of a majority of the shares of common stock outstanding on the record date of October 15, 2012 shall constitute a quorum for the transaction of business.

In determining whether the proposal has received the requisite number of affirmative votes, broker non-votes and abstentions will be counted for purposes of determining whether there is a quorum and will have the same effect as a vote against the proposal.

The Board of Directors recommends a vote “FOR” the Rights Agreement.

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STOCKHOLDER PROPOSALS TO BE PRESENTED
AT NEXT ANNUAL MEETING

Under IPC’s bylaws, in order for a stockholder proposal to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to the Secretary of IPC at 10850 Gold Center Dr., Suite 250B, Rancho Cordova, CA  95670. To be timely for the 2013 annual meeting, such notice must be delivered to or mailed and received at IPC’s principal executive offices, not less than 120 calendar days in advance of the date that IPC’s proxy statement was released to stockholders in connection with the 2012 annual meeting, except that if the 2013 annual meeting date has been changed by more than 30 days from the date contemplated at the time of the proxy statement for the 2012 annual meeting, notice by a stockholder to be timely must be received not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the 2013 meeting is first made. A stockholder’s notice to the Secretary shall set forth, as to each matter the stockholder proposes to bring before the annual meeting, (a) a brief description of  the business to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

In connection with IPC’s 2013 annual meeting of stockholders, under the SEC Rule 14a-4, management may solicit proxies that confer discretionary authority to vote with respect to any non-management proposal unless IPC has received notice of the proposal not later than March 14, 2013.

Proposals of stockholders intended to be included in IPC’s proxy statement for the 2013 annual meeting of the stockholders of IPC must be received by IPC at its offices at 10850 Gold Center, Suite 250B, Rancho Cordova, California 95670, no later than January 8, 2013, and satisfy the conditions established by the SEC for stockholder proposals to be included in IPC’s proxy statement for that meeting.

TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the Board of Directors knows of no business that will be conducted at the 2012 Annual Meeting of Stockholders of IPC other than as described in this Proxy Statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ L. Eric Loewe
L. Eric Loewe
Senior Vice President, Secretary and General Counsel
October ___, 2012

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APPENDIX A

PROPOSED AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
INTERNET PATENTS CORPORATION

Below is the proposed NOL Amendment to the Restated Certificate of Incorporation of Internet Patents Corporation. If the NOL Amendment is adopted, this language would be inserted into Internet Patents Corporation’s Certificate of Incorporation as a new Article 10.

ARTICLE 10. Restrictions on the transfer of shares are as follows:

PART I — DEFINITIONS

As used in this Article 10, the following capitalized terms have the following meanings when used herein with initial capital letters (and any references to any part of the Code and the Treasury Regulations shall include any successor provision to the referenced part):

(a) “4.9-percent Transaction” means any Transfer described in clause (a) or (b) of Part II of this Article 10.

(b) “4.9-percent Stockholder” means a Person who owns a Percentage Stock Ownership equal to or exceeding 4.9% of the Corporation’s then-outstanding Stock, whether directly or indirectly, and including Stock such Person would be deemed to constructively own or which otherwise would be aggregated with shares owned by such Person pursuant to Section 382 of the Code, or any successor provision or replacement provision and the applicable Treasury Regulations thereunder.

(c) “Agent” has the meaning set forth in Part V of this Article 10.

(d) “Code” means the United States Internal Revenue Code of 1986, as amended from time to time.

(e) “Corporation Security” or “Corporation Securities” means any (1)  Stock, (2) shares of Preferred Stock issued by the Corporation (other than Preferred Stock described in Section 1504(a)(4) of the Code), and (3) warrants, rights, or options (including options within the meaning of Treasury Regulation § 1.382-2T(h)(4)(v)) to purchase Securities of the Corporation.

(f) “Effective Date” means the date of filing of this Certificate of Amendment to the Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware.

(g) “Excess Securities” has the meaning given such term in Part IV of this Article 10.

(h) “Expiration Date” means the earliest of (1) the repeal of Section 382 of the Code or any successor statute if the Board of Directors determines that this Article 10 is no longer necessary or desirable for the preservation of Tax Benefits, (2) the close of business on the first day of a taxable year of the Corporation as to which the Board of Directors determines that no Tax Benefits may be carried forward, (3) such date as the Board of Directors shall fix in accordance with Part XII of this Article 10 and (4) November 23, 2021.

(i) “Percentage Stock Ownership” means the percentage Stock Ownership interest of any Person or group (as the context may require) for purposes of Section 382 of the Code as determined in accordance with Treasury Regulation § 1.382-2T(g), (h), (j) and (k) or any successor provision.

(j) “Person” means any individual, firm, corporation or other legal entity, including persons treated as an entity pursuant to Treasury Regulation § 1.382-3(a)(1)(i); and includes any successor (by merger or otherwise) of such entity.

(k) “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Securities received by a Purported Transferee.

(l) “Prohibited Transfer” means any Transfer or purported Transfer of Corporation Securities to the extent that such Transfer is prohibited and/or void under this Article 10.

(m) “Public Group” has the meaning set forth in Treasury Regulation § 1.382-2T(f)(13).

(n) “Purported Transferee” has the meaning set forth in Part IV of this Article 10.

(o) “Securities” and “Security” each has the meaning set forth in Part VII of this Article 10.

(p) “Stock” means any interest that would be treated as “stock” of the Corporation pursuant to Treasury Regulation § 1.382-2T(f)(18).

(q) “Stock Ownership” means any direct or indirect ownership of Stock, including any ownership by virtue of application of constructive ownership rules, with such direct, indirect and constructive ownership determined under the provisions of Section 382 of the Code and the regulations thereunder.

(r) “Tax Benefits” means the net operating loss carryforwards, capital loss carryforwards, general business credit carryforwards, alternative minimum tax credit carryforwards and foreign tax credit carryforwards, as well as any loss or deduction attributable to a “net unrealized built-in loss,” of the Corporation or any direct or indirect subsidiary thereof, within the meaning of Section 382 of the Code.

(s) “Transfer” means any direct or indirect sale, transfer, assignment, conveyance, pledge or other disposition or other action taken by a person, other than the Corporation, that alters the Percentage Stock Ownership of any Person. A Transfer also shall include the creation or grant of an option (including an option within the meaning of Treasury Regulation § 1.382-4(d)). For the avoidance of doubt, a Transfer shall not include the creation or grant of an option by the Corporation, nor shall a Transfer include the issuance of Stock by the Corporation.

(t) “Transferee” means any Person to whom Corporation Securities are Transferred.

(u) “Treasury Regulations” means the regulations, including temporary regulations or any successor regulations promulgated under the Code, as amended from time to time.

PART II — TRANSFER AND OWNERSHIP RESTRICTIONS

In order to preserve the Tax Benefits, from and after the Effective Date of this Article 10 any attempted Transfer of Corporation Securities prior to the Expiration Date and any attempted Transfer of Corporation Securities pursuant to an agreement entered into prior to the Expiration Date, shall be prohibited and void ab initio to the extent that, as a result of such Transfer (or any series of Transfers of which such Transfer is a part), either (a) any Person or Persons would become a 4.9-percent Stockholder or (b) the Percentage Stock Ownership in the Corporation of any 4.9-percent Stockholder would be increased.

PART III — EXCEPTIONS

(a) Notwithstanding anything to the contrary herein, Transfers to a Public Group (including a new Public Group created under Treasury Regulation § 1.382-2T(j)(3)(i)) shall be permitted.

(b) The restrictions set forth in Part II of this Article 10 shall not apply to an attempted Transfer that is a 4.9-percent Transaction if the transferor or the Transferee obtains the written approval of the Board of Directors or a duly authorized committee thereof. As a condition to granting its approval pursuant to this Part III of Article 10, the Board of Directors, may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer shall not result in a limitation on the use of the Tax Benefits as a result of the application of Section 382 of the Code; provided that the Board may grant such approval notwithstanding the effect of such approval on the Tax Benefits if it determines that the approval is in the best interests of the Corporation. The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with such approval, including, without limitation, restrictions on the ability of any Transferee to Transfer Stock acquired through a Transfer. Approvals of the Board of Directors hereunder may be given prospectively or retroactively. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Article 10 through duly authorized officers or agents of the Corporation. Nothing in this Part III of this Article 10 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

PART IV — EXCESS SECURITIES

(a) No employee or agent of the Corporation shall record any Prohibited Transfer, and the purported transferee of such a Prohibited Transfer (the “Purported Transferee”) shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of the Corporation Securities which are the subject of the Prohibited Transfer (the “Excess Securities”). Until the Excess Securities are acquired by another person in a Transfer that is not a Prohibited Transfer, the Purported Transferee shall not be entitled, with respect to such Excess Securities, to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Securities and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Securities shall be deemed to remain with the transferor unless and until the Excess Securities are transferred to the Agent pursuant to Part V of this Article 10 or until an approval is obtained under Part III of this Article 10. After the Excess Securities have been acquired in a Transfer that is not a Prohibited Transfer, the Corporation Securities shall cease to be Excess Securities. For this purpose, any Transfer of Excess Securities not in accordance with the provisions of Parts IV or V of this Article 10 shall also be a Prohibited Transfer.

(b) The Corporation may require as a condition to the registration of the Transfer of any Corporation Securities, or to the payment of any distribution on any Corporation Securities, that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to such Transferee’s or payee’s direct or indirect ownership interests in such Corporation Securities. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as may be determined by the Board of Directors to be necessary or advisable to implement this Article 10, including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Stock and other evidence that a Transfer will not be prohibited by this Article 10 as a condition to registering any transfer.

PART V — TRANSFER TO AGENT

If the Board of Directors determines that a Transfer of Corporation Securities constitutes a Prohibited Transfer, then, upon written demand by the Corporation sent within thirty days of the date on which the Board of Directors determines that the attempted Transfer would result in Excess Securities, the Purported Transferee shall transfer or cause to be transferred any certificate or other evidence of ownership of the Excess Securities within the Purported Transferee’s possession or control, together with any Prohibited Distributions, to an agent designated by the Board of Directors (the “Agent”). The Agent shall thereupon sell to a buyer or buyers, which may include the Corporation, the Excess Securities transferred to it in one or more arm’s-length transactions (on the public securities market on which such Excess Securities are traded, if possible, or otherwise privately); provided, however, that any such sale must not constitute a Prohibited Transfer and provided, further, that the Agent shall effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s discretion, such sale or sales would disrupt the market for the Corporation Securities or otherwise would adversely affect the value of the Corporation Securities. If the Purported Transferee has resold the Excess Securities before receiving the Corporation’s demand to surrender Excess Securities to the Agent, the Purported Transferee shall be deemed to have sold the Excess Securities for the Agent, and shall be required to transfer to the Agent any Prohibited Distributions and proceeds of such sale, except to the extent that the Corporation grants written permission to the Purported Transferee to retain a portion of such sales proceeds not exceeding the amount that the Purported Transferee would have received from the Agent pursuant to Part VI of this Article 10 if the Agent rather than the Purported Transferee had resold the Excess Securities.

PART VI — APPLICATION OF PROCEEDS AND PROHIBITED DISTRIBUTIONS

The Agent shall apply any proceeds of a sale by it of Excess Securities and, if the Purported Transferee has previously resold the Excess Securities, any amounts received by it from a Purported Transferee, together, in either case, with any Prohibited Distributions, as follows: (a) first, such amounts shall be paid to the Agent to the extent necessary to cover its costs and expenses incurred in connection with its duties hereunder; (b) second, any remaining amounts shall be paid to the Purported Transferee, up to the amount paid by the Purported Transferee for the Excess Securities (or the fair market value at the time of the Transfer, in the event the purported Transfer of the Excess Securities was, in whole or in part, a gift, inheritance or similar Transfer) which amount shall be determined at the discretion of the Board of Directors; and (c) third, any remaining amounts shall be paid to one or more organizations qualifying under section 501(c)(3) of the Code (or any comparable successor provision) selected by the Board of Directors. The Purported Transferee of Excess Securities shall have no claim, cause of action or any other recourse whatsoever against any transferor of Excess Securities. The Purported Transferee’s sole right with respect to such shares shall be limited to the amount payable to the Purported Transferee pursuant to this Part VI of Article 10. In no event shall the proceeds of any sale of Excess Securities pursuant to this Part VI of Article 10 inure to the benefit of the Corporation or the Agent, except to the extent used to cover costs and expenses incurred by Agent in performing its duties hereunder.

PART VII — MODIFICATION OF REMEDIES FOR CERTAIN INDIRECT TRANSFERS

In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause a 4.9-percent Stockholder to violate a restriction on Transfers provided for in this Article 10, the application of Parts V and VI of this Article 10 shall be modified as described in this Part VII of this Article 10. In such case, no such 4.9-percent Stockholder shall be required to dispose of any interest that is not a Security, but such 4.9-percent Stockholder and/or any Person whose ownership of Securities is attributed to such 4.9-percent Stockholder shall be deemed to have disposed of and shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such 4.9-percent Stockholder, following such disposition, not to be in violation of this Article 10. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are deemed to be disposed of shall be considered Excess Securities and shall be disposed of through the Agent as provided in Parts V and VI of this Article 10, except that the maximum aggregate amount payable either to such 4.9-percent Stockholder, or to such other Person that was the direct holder of such Excess Securities, in connection with such sale shall be the fair market value of such Excess Securities at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Stock shall be paid out of any amounts due such 4.9-percent Stockholder or such other Person. The purpose of this Part VII of Article 10 is to extend the restrictions in Part II and V of this Article 10 to situations in which there is a 4.9-percent Transaction without a direct Transfer of Securities, and this Part VII of Article 10, along with the other provisions of this Article 10, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.

PART VIII — LEGAL PROCEEDINGS; PROMPT ENFORCEMENT

If the Purported Transferee fails to surrender the Excess Securities or the proceeds of a sale thereof to the Agent within thirty days from the date on which the Corporation makes a written demand pursuant to Part V of this Article 10 (whether or not made within the time specified in Part V of this Article 10), then the Corporation may take such actions as it deems appropriate to enforce the provisions hereof, including the institution of legal proceedings to compel the surrender. Nothing in this Part VIII of Article 10 shall (a) be deemed inconsistent with any Transfer of the Excess Securities provided in this Article 10 being void ab initio, (b) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand or (c) cause any failure of the Corporation to act within the time periods set forth in Part V of this Article 10 to constitute a waiver or loss of any right of the Corporation under this Article 10. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article 10.

PART IX — LIABILITY

To the fullest extent permitted by law, any stockholder subject to the provisions of this Article 10 who knowingly violates the provisions of this Article 10 and any Persons controlling, controlled by or under common control with such stockholder shall be jointly and severally liable to the Corporation for, and shall indemnify and hold the Corporation harmless against, any and all damages suffered as a result of such violation, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.

PART X — OBLIGATION TO PROVIDE INFORMATION

As a condition to the registration of the Transfer of any Stock, any Person who is a beneficial, legal or record holder of Stock, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time in order to determine compliance with this Article 10 or the status of the Tax Benefits of the Corporation.

PART XI — LEGENDS

The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to the restrictions on transfer and ownership contained in this Article 10 bear the following legend:

“THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED (THE “CERTIFICATE OF INCORPORATION”), OF THE CORPORATION CONTAINS RESTRICTIONS PROHIBITING THE TRANSFER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) OF STOCK OF THE CORPORATION (INCLUDING THE CREATION OR GRANT OF CERTAIN OPTIONS, RIGHTS AND WARRANTS) WITHOUT THE PRIOR AUTHORIZATION OF THE BOARD OF DIRECTORS OF THE CORPORATION (THE “BOARD OF DIRECTORS”) IF SUCH TRANSFER AFFECTS THE PERCENTAGE OF STOCK OF THE CORPORATION (WITHIN THE MEANING OF SECTION 382 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), THAT IS TREATED AS OWNED BY A 4.9 PERCENT STOCKHOLDER (AS DEFINED IN THE CERTIFICATE OF INCORPORATION). IF THE TRANSFER RESTRICTIONS ARE VIOLATED, THEN THE TRANSFER WILL BE VOID AB INITIO AND THE PURPORTED TRANSFEREE OF THE STOCK WILL BE REQUIRED TO TRANSFER EXCESS SECURITIES (AS DEFINED IN THE CERTIFICATE OF INCORPORATION) TO THE CORPORATION’S AGENT. IN THE EVENT OF A TRANSFER WHICH DOES NOT INVOLVE SECURITIES OF THE CORPORATION WITHIN THE MEANING OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE (“SECURITIES”) BUT WHICH WOULD VIOLATE THE TRANSFER RESTRICTIONS, THE PURPORTED TRANSFEREE (OR THE RECORD OWNER) OF THE SECURITIES WILL BE REQUIRED TO TRANSFER SUFFICIENT SECURITIES PURSUANT TO THE TERMS PROVIDED FOR IN THE CORPORATION’S CERTIFICATE OF INCORPORATION TO CAUSE THE 4.9 PERCENT STOCKHOLDER TO NO LONGER BE IN VIOLATION OF THE TRANSFER RESTRICTIONS. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE A COPY OF THE CERTIFICATE OF INCORPORATION, CONTAINING THE ABOVE-REFERENCED TRANSFER RESTRICTIONS, UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS.”

The Board of Directors may also require that any certificates issued by the Corporation evidencing ownership of shares of Stock that are subject to conditions imposed by the Board of Directors under Part III of this Article 10 also bear a conspicuous legend referencing the applicable restrictions.

PART XII — AUTHORITY OF BOARD OF DIRECTORS

(a) The Board of Directors shall have the power to determine all matters necessary for assessing compliance with this Article 10, including, without limitation, (1) the identification of 4.9-percent Stockholders, (2) whether a Transfer is a 4.9-percent Transaction or a Prohibited Transfer, (3) the Percentage Stock Ownership in the Corporation of any 4.9-percent Stockholder, (4) whether an instrument constitutes a Corporation Security, (5) the amount (or fair market value) due to a Purported Transferee pursuant to Part VI of this Article 10, and (6) any other matters which the Board of Directors determines to be relevant; and the good faith determination of the Board of Directors on such matters shall be conclusive and binding for all the purposes of this Article 10. In addition, the Board of Directors may, to the extent permitted by law, from time to time establish, modify, amend or rescind by-laws, regulations and procedures of the Corporation not inconsistent with the provisions of this Article 10 for purposes of determining whether any Transfer of Corporation Securities would jeopardize or endanger the Corporation’s ability to preserve and use the Tax Benefits and for the orderly application, administration and implementation of this Article 10.

(b) Nothing contained in this Article 10 shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary or advisable to protect the Corporation and its stockholders in preserving the Tax Benefits. Without limiting the generality of the foregoing, in the event of a change in law making one or more of the following actions necessary or desirable, the Board of Directors may, by adopting a written resolution, (1) accelerate the Expiration Date, (2) modify the ownership interest percentage in the Corporation or the Persons or groups covered by this Article 10, (3) modify the definitions of any terms set forth in this Article 10 or (4) modify the terms of this Article 10 as appropriate, in each case, in order to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or otherwise; provided, however, that the Board of Directors shall not cause there to be such acceleration or modification unless it determines, by adopting a written resolution, that such action is reasonably necessary or advisable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary for the preservation of the Tax Benefits. Stockholders of the Corporation shall be notified of such determination through a filing with the Securities and Exchange Commission or such other method of notice as the Secretary of the Corporation shall deem appropriate.

(c) In the case of an ambiguity in the application of any of the provisions of this Article 10, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article 10 requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article 10. All such actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith shall be conclusive and binding on the Corporation, the Agent, and all other parties for all other purposes of this Article 10. The Board of Directors may delegate all or any portion of its duties and powers under this Article 10 to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article 10 through duly authorized officers or agents of the Corporation. Nothing in this Article 10 shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.

PART XIII — RELIANCE

To the fullest extent permitted by law, the Corporation and the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements of the chief executive officer, the chief financial officer, the chief accounting officer or the corporate controller of the Corporation and the Corporation’s legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents in making the determinations and findings contemplated by this Article 10. The members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings of Schedule 13D or 13G under the Securities Exchange Act of 1934, as amended (or similar filings), as of any date, subject to its actual knowledge of the ownership of Corporation Securities.

PART XIV — BENEFITS OF THIS ARTICLE 10

Nothing in this Article 10 shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article 10. This Article 10 shall be for the sole and exclusive benefit of the Corporation and the Agent.

PART XV — SEVERABILITY

The purpose of this Article 10 is to facilitate the Corporation’s ability to maintain or preserve its Tax Benefits. If any provision of this Article 10 or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article 10.

PART XVI — WAIVER

With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article 10, (a) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (b) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.

APPENDIX B

INSWEB CORPORATION

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Rights Agent,

Section 382 Rights Agreement

Dated as of November 23, 2011

Table of Contents

Exhibit A	- Form of Certificate of Designations
Exhibit B	- Form of Rights Certificate
Exhibit C	- Summary of Rights to Purchase Preferred Stock

i

SECTION 382 RIGHTS AGREEMENT

This SECTION 382 RIGHTS AGREEMENT, dated as of November 23, 2011 (this “Agreement”), by and between InsWeb Corporation, a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other tax benefits, such NOLs and certain other tax benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits and, in furtherance of such objective, the Company desires to enter into this Agreement; and

WHEREAS, on November 23, 2011 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on December 5, 2011 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p)) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) or, in certain circumstances provided in Section 22, after the Distribution Date;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1.  Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person (other than the Company, any Related Person, any Grandfathered Person or any Exempted Person) who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.9% or more of the Company’s Common Stock then outstanding, provided, however, that a Person will not be deemed to have become an Acquiring Person solely as a result of (i) a reduction in the amount of shares of the Company’s Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted shares) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any shares of Common Stock by the Company, (iv) any issuance of shares of Common Stock by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of the Company’s Common Stock are treated equally or (v) any Exempted Transaction; unless and until such time as such Person (together with all Affiliates and Associates of such Person) acquires the Beneficial Ownership of any additional shares of the Company’s Common Stock.  Notwithstanding the foregoing, the Board of Directors of the Company may, in its sole discretion, determine that any Exempted Person shall no longer be deemed to be an “Exempted Person” for any purposes of this Agreement at which time such Person shall be deemed to be an Acquiring Person.  Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this paragraph) has become such inadvertently, and such Person promptly enters into, and delivers to the Company, an irrevocable commitment to divest as promptly as practicable, and thereafter divests as promptly as practicable a sufficient number of shares of the Company’s Common Stock so that such Person would no longer be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this paragraph)  then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement unless and until such time as such Person (together with all Affiliates and Associates of such Person) is again the Beneficial Owner of 4.9% or more of the Company’s Common Stock then outstanding.

  “Act” shall mean the Securities Act of 1933, as amended.

“Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement and, to the extent not included within the foregoing clause of this Section 1(c), shall also include, with respect to any Person, any other Person whose shares of the Company’s Common Stock would be deemed constructively owned by such first Person for purposes of Section 382, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with shares of the Company’s Common Stock owned by such first Person pursuant to the provisions of Section 382 and the Treasury Regulations thereunder, provided, however, that a Person shall not be deemed to be the Affiliate or Associate of another Person solely because either or both Persons are or were directors of the Company.

“Agreement” has the meaning set forth in the preamble.

“Asset Purchase” shall have the meaning set forth in Section 11(n).

A Person shall be deemed to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, and to “Beneficially Own,” in addition to stock or securities actually beneficially owned by such Person, any stock or securities:

(i)  which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, warrants, options, or other rights (in each case, other than upon exercise or exchange of the Rights); provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “Beneficially Own” stock or securities by reason of the Beneficial Ownership of securities (including rights, options or warrants) which are convertible or exchangeable into stock or securities until such time as the convertible or exchangeable securities are exercised and converted or exchanged into such stock or securities except to the extent the acquisition or transfer of such securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Treasury Regulation § 1.382-4(d) of the Treasury Regulations;

(ii)  which such Person or any of such Person’s Affiliates or Associates, directly or indirectly, has or shares the right to vote or dispose of, or has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); or

(iii)   of which any other Person is the “Beneficial Owner,” if such Person or any of such Person’s Affiliates or Associates has any formal or informal understanding (whether or not in writing) with such other Person (or any of such other Person’s Affiliates or Associates) to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or is otherwise treated as included in the same “entity” within the meaning of Treasury Regulation 1.382-3(a)(1) in which such other Person is also included;

provided, however, that a Person shall not be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “Beneficially Own” (i) stock or securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange or (ii) any stock or securities (A) by reason of such Person having the right to vote such stock or security if such right is pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report), or (B) if such Beneficial Ownership arises solely as a result of such Person's status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act.  Nothing in this paragraph shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, to have “Beneficial Ownership” of, or to “Beneficially Own,” any securities acquired through such Person's participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the directors of the Company may determine in any specific case.  Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this paragraph, a Person shall be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, and to “Beneficially Own” stock or securities which such Person would be deemed to constructively own or which otherwise would be aggregated with stock or securities owned by such Person pursuant to Section 382 and the Treasury Regulations thereunder.

“Board of Directors” shall have the meaning set forth in the recitals of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

 “Close of Business” on any given date shall mean 5:00 P.M., eastern time, on such date, provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., eastern time, on the next succeeding Business Day.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company, except that “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock of such Person with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person.

“common stock equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Company” has the meaning set forth in the preamble to this Agreement.

“current market price” shall have the meaning set forth in Section 11(d)(i).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Distribution Date” shall have the meaning set forth in Section 3(a).

“equivalent preferred stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Exempted Person” shall mean any Person who or which would otherwise be an Acquiring Person but whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the Company’s shares of Common Stock would not, as determined by the Board of Directors of the Company in its sole discretion, jeopardize, endanger or limit (in timing or amount) the availability to the Company of its Tax Benefits, at any time prior to the time at which the Company’s right of redemption expires pursuant to Section 23(a) of this Agreement; provided, however, that such a Person will cease to be an “Exempted Person” and will become an “Acquiring Person” if the Board of Directors of the Company subsequently makes a contrary determination.

“Exempted Transaction” shall mean any transaction that the Board of Directors of the Company determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.

“Expiration Date” shall have the meaning set forth in Section 7(a).

“Final Expiration Date” shall have the meaning set forth in Section 7(a).

“Grandfathered Person” shall mean any Person who would otherwise be an Acquiring Person as of the date of this Agreement; provided, however, that such Person shall cease to be a “Grandfathered Person” at such time as the Beneficial Ownership of shares of the Company’s Common Stock of such Person increases without the Prior Written Approval of the Company, other than any increase pursuant to or as a result of (i) a reduction in the amount of shares of the Company’s Common Stock outstanding, (ii) the exercise of any options, warrants, rights or similar interests (including restricted shares) granted by the Company to its directors, officers and employees, (iii) any unilateral grant of any shares of the Company’s Common Stock by the Company, (iv) any issuance of shares of Common Stock by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of Corporation Securities are treated equally or (v) any Exempted Transaction.

“Nasdaq” shall have the meaning set forth in Section 11(d)(i).

“OTCBB” shall have the meaning set forth in Section 11(d)(i).

“Person” shall mean any individual, estate, firm, limited liability company, corporation, trust, association, partnership or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designations attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

“Prior Written Approval of the Company” shall mean prior express written consent of the Company to the action in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the Board of Directors of the Company.

“Principal Party” shall have the meaning set forth in Section 13(b).

“Purchase Price” shall have the meaning set forth in Section 4(a)(ii).

“Record Date” shall have the meaning set forth in the recitals of this Agreement.

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Related Person” shall mean (i) any Subsidiary of the Company, (ii) any employee benefit plan or other compensation arrangement of the Company or of any Subsidiary of the Company, or (iii) any Person organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such plan or compensation arrangement.

“Rights” shall have the meaning set forth in the recitals of this Agreement.

“Rights Agent” shall have the meaning set forth in the first paragraph of this Agreement.

“Rights Certificates” shall have the meaning set forth in Section 3(a).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

“Section 11(a)(ii) Event” shall mean the event described in Section 11(a)(ii).

“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

“Section 13 Event” shall have the meaning set forth in Section 13.

“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.

“Spread” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors of the Company shall become aware of the existence of an Acquiring Person; provided that if a Person is determined to be an Exempted Person in accordance with the provisions of this Section 1 (and as a result such Person is not an Acquiring Person), then the Stock Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.

“Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(b).

“Tax Benefits” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other attribute the benefit of which is subject to possible limitation under Section 382 or Section 383 of the Code.

“Trading Day” shall have the meaning set forth in Section 11(d)(i).

“Treasury Regulations” shall mean the final, temporary and proposed regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

“Triggering Event” shall mean a Section 11(a)(ii) Event or any Section 13 Event.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Section 2.  Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

Section 3.  Issue of Rights Certificates.

(a)  Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer to acquire shares of the Company’s Common Stock by any Person (other than the Company or any Related Person) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of the dates referred to in clauses (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (or, in the case of uncertificated Common Stock by the book-entry account that evidences record ownership of such Common Stock) (which certificates or book-entries for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including, without limitation, a transfer to the Company).  The Company must promptly notify the Rights Agent of a Distribution Date and request its transfer agent to give the Rights Agent a stockholder list together with all other relevant information.  As soon as practicable after the Rights Agent is notified of the Distribution Date and receives such information, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B hereto (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein.  In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.  As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b)  The Company will make available, as promptly as practicable following the Record Date, a copy of a Summary of Rights, in substantially the form attached as Exhibit C hereto (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date.  With respect to certificates for the Common Stock outstanding as of the Record Date, or issued subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof.  With respect to uncertificated Common Stock outstanding as of the Record Date or issued subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by the book-entry account that evidences record ownership of such Common Stock in the name of the holders thereof.  Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, a transfer recorded in the book-entry accounts that evidence record ownership) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c)  Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22, after the Distribution Date.  Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Section 382 Rights Agreement between InsWeb Corporation (the “Company”) and American Stock Transfer & Trust Company, LLC (the “Rights Agent”) dated as of November 23, 2011, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company.  Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate.  The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor.  Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law.  Until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by certificates or by book-entries that evidence record ownership shall be evidenced by such certificates and book-entries alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates and book-entries.  In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding.  The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Section 4.  Form of Rights Certificates.

(a)  The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate (or, with respect to uncertificated shares of Common Stock, dated the date of issuance of the shares indicated in the books of the registrar and transfer agent) evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a).

(b)  Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights beneficially owned by any Person known to be:  (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom such Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement).  Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including, without limitation, the provisions of Section 7(e).

Section 5.  Countersignature and Registration.

(a)  The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, Chief Executive Officer or any Senior Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Rights Certificates shall be countersigned manually or by facsimile signature by the Rights Agent and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b)  Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Section 6.  Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a)  Subject to the provisions of Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.  Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b)  Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a)  Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on November 23, 2021 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors of the Company determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors of the Company determines that no Tax Benefits may be carried forward and (vi) the Close of Business on the date on which the Board of Directors of the Company determines that this Agreement is no longer in the best interests of the Company and its stockholders (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

(b)  The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $38.00, and shall be subject to adjustment from time to time as provided in Section 11 and Section 13(a) and shall be payable in accordance with paragraph (c) below.

(c)  Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.  The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company.  In the event that the Company is obligated to issue other securities (including, without limitation, Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement.  The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d)  In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

(e)  Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a) (ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing plan, agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights, shares of the Company’s Common Stock or the Company or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e) and (iv) subsequent transferees of such Persons described in clauses (i), (ii) or (iii) of this sentence shall become null and void without any further action, and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.  The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f)  Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Section 8.  Cancellation and Destruction of Rights Certificates.  All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

Section 9.  Reservation and Availability of Capital Stock.

(a)  The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including, without limitation, Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

(b)  So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c)  The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  In addition, if the Company shall determine that filing a registration statement is required under the Act or any securities laws following the Distribution Date, and a Section 11(a)(ii) Event has not occurred, the Company may temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective, and, upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d)  The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e)  The Company further covenants and agrees that it will pay, when due and payable, any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Section 10.  Preferred Stock Record Date.  Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11.  Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.  The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a)  (i)  In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including, without limitation, any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.  If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)  Subject to Section 24, in the event any Person becomes an Acquiring Person, then each holder of a Right (except as provided below and in Section 7(e)) shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the current market price (determined pursuant to Section 11(d)) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)  In the event that the number of shares of Common Stock which are authorized by the Company’s certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall:  (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors of the Company has deemed to have substantially the same value or economic rights as shares of Common Stock (such shares or units of shares of preferred stock, “common stock equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company; provided, however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.  For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price.  If the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the “Substitution Period”).  To the extent the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent).  For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the current market price (as determined pursuant to Section 11(d)) per share of Common Stock on the Section 11(a)(ii) Trigger Date and the value of any “common stock equivalent” shall be deemed to equal the current market price (as determined pursuant to Section 11(d)) per share of the Common Stock on such date.

(b)  In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“equivalent preferred stock”)) or securities convertible into Preferred Stock or equivalent preferred stock at a price per share of Preferred Stock or per share of equivalent preferred stock (or having a conversion price per share, if a security convertible into Preferred Stock or equivalent preferred stock) less than the current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or equivalent preferred stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).  In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c)  In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including, without limitation, any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including, without limitation, any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such current market price (as determined pursuant to Section 11(d)) per share of Preferred Stock.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d)  (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “current market price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided, however, that in the event that the current market price per share of Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock (other than the Rights), or (B) any subdivision, combination or reclassification of such Common Stock, and the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “current market price” shall be properly adjusted to take into account any trading during the period prior to such ex-dividend date or record date.  The closing price per share of Common Stock of an issuer for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the Nasdaq Stock Market, LLC (“Nasdaq”) or, if such shares of common stock (or other security) are not listed or admitted to trading on the Nasdaq, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of Common Stock are listed or admitted to trading or, if such shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service (the “OTCBB”) or such other quotation system then in use, or, if on any such date such shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Common Stock selected by the Board of Directors of the Company.  If on any such date no market maker is making a market in such Common Stock, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s Common Stock are listed or admitted to trading is open for the transaction of business or, if such shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day.  If an issuer’s shares of Common Stock are not publicly held or not so listed or traded, “current market price” per share shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “current market price” per share of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(d) (other than the last sentence thereof).  If the current market price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “current market price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the Common Stock.  If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “current market price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  For all purposes of this Agreement, the “current market price” of one one-thousandth of a share of Preferred Stock shall be equal to the “current market price” of one share of Preferred Stock divided by 1,000.

(e)  Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f)  If as a result of an adjustment made pursuant to Section 11(a)(ii) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g)  All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h)  Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i)  The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right.  Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j)  Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k)  Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

(l)  In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m)  Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors of the Company, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the current market price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n)  The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger, sale or transfer, the stockholders of the Person who constitutes, or would constitute, the “Principal Party” for purposes of Section 13(a) shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates.

(o)  The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p)  In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Section 12.  Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 or Section 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

Section 13.  Consolidation, Merger or Sale or Transfer of Assets, Cash Flow or Earning Power.

(a)  In the event that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (y) any Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)) shall engage in a share exchange with or shall consolidate with, or merge with or into, the Company, and the Company shall be the continuing or surviving corporation of such consolidation or merger and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one transaction or a series of related transactions, assets, cash flow or earning power aggregating more than 50% of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which complies with Section 11(o)) (any event described in clauses (x), (y) or (z) of this Section 13(a) following the Stock Acquisition Date, a “Section 13 Event”), then, and in each such case, proper provision shall be made so that: (i) each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of validly authorized and issued, fully paid, nonassessable and freely tradeable shares of Common Stock of the Principal Party (as such term is hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (l) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Preferred Stock for which a Right is exercisable immediately prior to the first occurrence of a Section 13 Event (or, if a Section 11(a)(ii) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product (which, following the first occurrence of a Section 13 Event, shall be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by (2) 50% of the current market price (determined pursuant to Section 11(d)(i)) per share of the Common Stock of such Principal Party on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 shall apply only to such Principal Party following the first occurrence of a Section 13 Event; (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its common stock (or similar equity interest)) in connection with the consummation of any such transaction as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights; and (v) the provisions of Section 11(a)(ii) shall be of no effect following the first occurrence of any Section 13 Event.

(b)  “Principal Party” shall mean:

(i)  in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a), the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted or exchanged in such merger, consolidation or exchange, and if no securities are so issued, the Person that is the other party to such merger, consolidation or exchange; and

(ii)  in the case of any transaction described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets, cash flow or earning power transferred pursuant to such transaction or transactions;

provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13(b), (1) if the common stock (or similar equity interest) of such Person is not at such time and has not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the common stock (or similar equity interest) of which is and has been so registered, “Principal Party” shall refer to such other Person; and (2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the common stock (or similar equity interest) of two or more of which are and have been so registered, “Principal Party” shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value.

(c)  The Company shall not consummate any Section 13 Event unless the Principal Party shall have a sufficient number of authorized shares of its Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, exchange, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

(i)  prepare and file a registration statement under the Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

(ii)  use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under blue sky laws of such jurisdiction, as may be necessary or appropriate; and

(iii)  deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

(d)  The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.  In the event that a Section 13 Event shall occur at any time after the occurrence of a Section 11(a)(ii) Event, the Rights which have not theretofore been exercised shall thereafter become exercisable in the manner described in Section 13(a).

Section 14.  Fractional Rights and Fractional Shares.

(a)  The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights.  In lieu of such fractional Rights, the Company shall pay or cause to be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of a Right for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price of a Right for any Trading Day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on Nasdaq or, if the Rights are not listed or admitted to trading on the Nasdaq, as reported to the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTCBB or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company.  If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

(b)  The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock).  Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts.  In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock.  For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise; provided, however, that if the closing price of the Preferred Stock cannot be so determined, the closing price of one share of Preferred Stock for such Trading Day shall be conclusively deemed to be an amount equal to the closing price of one share of Common Stock for such Trading Day multiplied by one hundred (as such number may be appropriately adjusted by the Company’s Board of Directors, in its judgment, to reflect events such as share splits, share dividends, recapitalizations or similar transactions relating to the shares of Common Stock occurring after the date of this Agreement.

(c)  Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock.  For purposes of this Section 14(c), the current market value of one share of Common Stock shall be the closing price of one share of Common Stock, (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

(d)  The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e)  Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.

Section 15.  Rights of Action.  All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Section 16.  Agreement of Rights Holders.  Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a)  prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b)  after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c)  subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificates, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d)  notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use commercially reasonable efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Section 17.  Rights Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Section 18.  Concerning the Rights Agent.

(a)  The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including, without limitation, the reasonable costs and expenses of defending against any claim of liability in the premises.

(b)  The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

Section 19.  Merger or Consolidation or Change of Name of Rights Agent.

(a)  Any Person into which the Rights Agent or any successor Rights Agent may be merged, converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b)  In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Section 20.  Duties of Rights Agent.  The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a)  Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b)  Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person and the determination of “current market price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, any Senior Vice President, the Chief Financial Officer, the Chief Accounting Officer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c)  The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct.

(d)  The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e)  The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11, Section 13 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f)  The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g)  The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the Chief Executive Officer, any Senior Vice President, the Secretary, any Assistant Secretary, the Chief Financial Officer or Chief Accounting Officer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer.

(h)  The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i)  The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided, however, that reasonable care was exercised in the selection and continued employment thereof.

(j)  No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k)  If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(l)  At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall deliver to the Company a list, as of the most recent practicable date (or as such earlier date as may be specified by the Company), of the holders of record of the Rights.

Section 21.  Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of the State of California or the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of California or the State of New York), in good standing, having an office or agency in the State of California or the State of New York, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) an Affiliate of such Person.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates.  Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22.  Issuance of New Rights Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to the shares of Common Stock so issued or sold pursuant to the exercise of share options or under any employee plan or arrangement, granted or awarded prior to the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23.  Redemption and Termination.

(a)  The Board of Directors of the Company may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.001 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”).  Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired.  The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “current market price”, as defined in Section 11(d)(i), of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Company.  The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Company’s Board of Directors in its sole discretion may establish.

(b)  Immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights pursuant to Section 23(a), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held.  Promptly after the action of the Board of Directors of the Company ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Section 24.  Exchange.

(a)  The Company’s Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.  Before effecting an exchange pursuant to this Section 24, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”).  If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b)  Immediately upon the action of the Company’s Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.  Prior to effecting an exchange and registering shares of Common Stock (or such other securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void.  If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e).

(c)  In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or equivalent preferred stock, as such term is defined in paragraph (b) of Section 11) for shares of Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or equivalent preferred stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(d)  In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(e)  The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock.  For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Section 25.  Notice of Certain Events.

(a)  In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b)  In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

(c)           Failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote on any such action.

Section 26.  Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission (with receipt confirmed telephonically) as follows:

InsWeb Corporation
10850 Gold Center Drive, Suite 250
Rancho Cordova, CA 95670
Phone: (916) 853-3300
Attn: Chief Financial Officer
Fax: (916) 853-3325

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission (with receipt confirmed) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Phone: (212) 936-5100

Attention:  Relationship Manager
Facsimile No.: (718) 234-5001

with a copy (which shall not constitute notice) to:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention:  General Counsel

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Section 27.  Supplements and Amendments.  The Company may from time to time supplement or amend this Agreement without the approval of any holders of Rights Certificates in order (a) to cure any ambiguity, (b) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, (c) to shorten or lengthen any time period hereunder (including, without limitation, to extend the Final Expiration Date), (d) to increase or decrease the Purchase Price or (e) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable; provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights; provided further that this Agreement may not be supplemented or amended to lengthen pursuant to clause (c) of this sentence, (A) the time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, or the benefits to, the holders of the Rights.  Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided that such supplement or amendment does not adversely affect the Rights Agent’s own duties or obligations under this Agreement.

Section 28.  Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 29.  Determination and Actions by the Board of Directors, etc.   The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors of the Company or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including,  but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement).  All such actions, calculations, interpretations and determinations (including, without limitation, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Company’s Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors of the Company to any liability to the holders of the Rights.

Section 30.  Benefits of this Agreement.  Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Section 31.  Severability.  If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Company’s Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Company’s Board of Directors.

Section 32.  Governing Law; Submission to Jurisdiction.  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.  The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement.  The Company and each holder of Rights acknowledge that the forum designated by this Section 32 has a reasonable relation to this Agreement and to such Persons’ relationship with one another.  The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 32.  The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 32. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Section 33.  Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Section 34.  Descriptive Headings; Interpretation.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

Section 35.  Bankrate Transaction. Notwithstanding any other provision of this Agreement, the execution and performance of the Asset Purchase Agreement, dated October 10, 2011, between the Company and Bankrate, Inc., a Delaware corporation (as may be amended after the date hereof with the approval of the Company’s Board of Directors) and the consummation of the transactions contemplated thereby, shall not be deemed to trigger any provision of this Agreement, including, without limitation, the provisions of Section 11 or Section 13, to be or to cause a Distribution Date, Stock Acquisition Date, Triggering Event, Section 11(a)(ii) Trigger Date, Section 11(a)(ii) Event, or a Section 13 Event, to cause Bankrate, Inc. or any other person to be an Acquiring Person or a Principal Party, or to give any person any rights hereunder.

* * * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:		INSWEB CORPORATION

By:	/s/ L. Eric Loewe	By:	/s/ Hussein A. Enan
Name:	L. Eric Loewe	Name:	Hussein A. Enan
Title:	SVP, General Counsel and Secretary	Title:	CEO

Attest		AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Susan Sibler	By:	/s/ Carlos Pinto
Name:	Susan Sibler	Name:	Carlos Pinto
Title:	Assistant Secretary	Title:	Senior VicePresident

Exhibit A

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

INSWEB CORPORATION

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

The undersigned do hereby certify that the following resolution was duly adopted by the Board of Directors of InsWeb Corporation, a Delaware corporation (the “Corporation”), on November 23, 2011

RESOLVED, that pursuant to the authority vested in the board of directors of the Corporation (the “Board of Directors”) by the Certificate of Incorporation, as amended (the “Charter”), the Board of Directors does hereby create, authorize and provide for the issue of a series of Preferred Stock, par value $0.001 per share, of the Corporation, to be designated “Series A Junior Participating Preferred Stock” (hereinafter referred to as the “Series A Preferred Stock”), initially consisting of 150,000 shares, and to the extent that the designations, powers, preferences and relative and other special rights and the qualifications, limitations or restrictions of the Series A Preferred Stock are not stated and expressed in the Charter, does hereby fix and herein state and express such designations, powers, preferences and relative and other special rights and the qualifications, limitations and restrictions thereof, as follows (all terms used herein which are defined in the Charter shall be deemed to have the meanings provided therein):

Section 1.  Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” and the number of shares constituting such series shall be 150,000.

Section 2.  Dividends and Distributions.

(A)  Subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the last business day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, plus 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions other than a dividend payable in shares of common stock, par value $0.001 per share, of the Corporation (the “Common Stock”) or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date, or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.  In the event the Corporation shall at any time after November 23, 2011 (the “Rights Declaration Date”) (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)  The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) above immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided, however, that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, subject to the prior and superior rights of the holders of any shares of any series of Preferred Stock ranking prior to and superior to the shares of Series A Preferred Stock with respect to dividends, a dividend of $0.001 per share on the Series A Preferred Stock shall nevertheless by payable on such subsequent Quarterly Dividend Payment Date.

(C)  Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares of Series A Preferred Stock, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

Section 3.  Voting Rights.

The holders of shares of Series A Preferred Stock shall have the following voting rights:

(A)  Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B)  Except as otherwise provided herein or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote collectively as one class on all matters submitted to a vote of stockholders of the Corporation.

(C)  Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.  Certain Restrictions.

(A)  Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i)  declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii)  declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii)  redeem or purchase or otherwise acquire for consideration shares of any capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any capital stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv)  purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of capital stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B)  The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.  Reacquired Shares.

Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors, subject to the conditions and restrictions on issuance set forth herein.

Section 6.  Liquidation, Dissolution or Winding Up.

(A)  Upon any liquidation (voluntary or otherwise), dissolution or winding up of the Corporation, no distribution shall be made to the holders of shares of capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment (the “Series A Liquidation Preference”).  Following the payment of the full amount of the Series A Liquidation Preference, no additional distributions shall be made to the holders of shares of Series A Preferred Stock unless, prior thereto, the holders of shares of Common Stock shall have received an amount per share (the “Common Adjustment”) equal to the quotient obtained by dividing (i) the Series A Liquidation Preference by (ii) 1,000 (as appropriately adjusted as set forth in subparagraph (C) below to reflect such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock) (such number in clause (ii), the “Adjustment Number”).  Following the payment of the full amount of the Series A Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series A Preferred Stock and Common Stock, respectively, and the payment of liquidation preferences of all other shares of capital stock which rank prior to or on a parity with Series A Preferred Stock, holders of Series A Preferred Stock and holders of shares of Common Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Preferred Stock and Common Stock, on a per share basis, respectively.

(B)  In the event, however, that there are not sufficient assets available to permit payment in full of the Series A Liquidation Preference and the liquidation preferences of all other series of Preferred Stock, if any, which rank on a parity with the Series A Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences.  In the event, however, that there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of Common Stock.

(C)  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.  Consolidation, Merger, etc.

In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of capital stock, securities, cash and/or any other property (payable in kind), as the case may be, for which or into which each share of Common Stock is exchanged or changed.  In the event the Corporation shall at any time after the Rights Declaration Date (i) declare any dividend on Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock, or (iii) combine the outstanding Common Stock into a smaller number of shares, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.  No Redemption.

The shares of Series A Preferred Stock shall not be redeemable.

Section 9.  Ranking.

The Series A Preferred Stock shall rank junior to all other series of the Corporation’s Preferred Stock as to the payment of dividends and the distribution of assets, whether or not upon the dissolution, liquidation or winding up of the Corporation, unless the terms of any such series shall provide otherwise.

Section 10.  Amendment.

The Charter shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of two-thirds of the outstanding shares of Series A Preferred Stock, voting separately as a class.

Section 11.  Fractional Shares.

Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its Chairman of the Board and attested by its Secretary as of this 23rd day of November 2011.

INSWEB CORPORATION

By:	/s/ Hussein A. Enan
Name:	Hussein A. Enan
Title:	Chairman of the Board

Attest:

/s/ L. Eric Loewe
Name:	L. Eric Loewe
Title:	Senior Vice President, General Counsel and Secretary

Exhibit B

[Form of Rights Certificate]

Certificate No. R-	__________ Rights

NOT EXERCISABLE AFTER THE EXPIRATION DATE (AS DEFINED IN THE SECTION 382 RIGHTS AGREEMENT) OR EARLIER IF REDEEMED OR EXCHANGED BY THE COMPANY.  THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE SECTION 382 RIGHTS AGREEMENT.  UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON (AS SUCH TERM IS DEFINED IN THE RIGHTS AGREEMENT) AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID.  [THE RIGHTS REPRESENTED BY THIS RIGHTS CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE SECTION 382 RIGHTS AGREEMENT).  ACCORDINGLY, THIS RIGHTS CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF SUCH AGREEMENT.]*

*	The portion of the legend in brackets shall be inserted only if applicable and shall replace the preceding sentence.

Rights Certificate

INSWEB CORPORATION

This certifies that [_______________], or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of November 23, 2011 (the “Rights Agreement”), between InsWeb Corporation, a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (the “Rights Agent”), to purchase from the Company at any time prior to 5:00 P.M. (_______ time) on ________ __, ____ at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $38.00 per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed.  The number of Rights evidenced by this Rights Certificate (and the number of shares which may be purchased upon exercise thereof) set forth above, and the Purchase Price per share set forth above, are the number and Purchase Price as of ________ __, 201_, based on the Preferred Stock as constituted at such date.  The Company reserves the right to require prior to the occurrence of a Triggering Event (as such term is defined in the Rights Agreement) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock will be issued.

Upon the occurrence of a Section 11(a)(ii) Event (as such term is defined in the Rights Agreement), if the Rights evidenced by this Rights Certificate are beneficially owned by (i) an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement), (ii) a transferee of any such Acquiring Person, Associate or Affiliate, or (iii) under certain circumstances specified in the Rights Agreement, a transferee of a person who, after such transfer, became an Acquiring Person or an Affiliate or Associate of such Acquiring Person, such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights from and after the occurrence of such Section 11(a)(ii) Event.

As provided in the Rights Agreement, the Purchase Price and the number and kind of shares of Preferred Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events, including, without limitation, Triggering Events.

This Rights Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates, which limitations of rights include, without limitation, the temporary suspension of the exercisability of such Rights under the specific circumstances set forth in the Rights Agreement.  Copies of the Rights Agreement are on file at the office of the Company and are also available upon written request to the Company.

This Rights Certificate, with or without other Rights Certificates, upon surrender at the principal office or offices of the Rights Agent designated for such purpose, may be exchanged for another Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Preferred Stock as the Rights evidenced by the Rights Certificates surrendered shall have entitled such holder to purchase.  If this Rights Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Rights Certificate or Rights Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may, in each case at the option of the Company, be (i) redeemed by the Company at its option at a redemption price of $0.001 per Right or (ii) exchanged in whole or in part for shares of Common Stock or other securities of the Company.  Immediately upon the action of the Board of Directors of the Company authorizing redemption, the Rights will terminate and the only right of the holders of Rights will be to receive the redemption price.

No fractional shares of Preferred Stock will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

No holder of this Rights Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or, to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights Agreement.

This Rights Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned manually or by facsimile signature by the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of _______ __, ____

Attest:	INSWEB CORPORATION

By:
Secretary	Name:
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Authorized Signature

[Form of Reverse Side of Rights Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Rights Certificate.)

FOR VALUE RECEIVED ________________________________________ hereby sells, assigns and transfers unto ___________________________________________________

________________________________________________________________
                                               (Please print name and address)
this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________ Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.

Dated: ___________________, ____

_____________________________
Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)  this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)  after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ___________________, ____

_____________________________
Signature
Signature Guaranteed:

NOTICE

The signature to the foregoing Assignment and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to exercise Rights represented by the Rights Certificate.)

TO:  INSWEB CORPORATION

The undersigned hereby irrevocably elects to exercise ______ Rights represented by this Rights Certificate to purchase the shares of Preferred Stock issuable upon the exercise of the Rights (or such other securities of the Company or of any other person which may be issuable upon the exercise of the Rights) and requests that certificates for such shares (or other securities) be issued in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

________________________________________________________________
                                               (Please print name and address)
________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Rights Certificate, a new Rights Certificate for the balance of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number: ______________________

_________________________________________________________________
(Please print name and address)
_________________________________________________________________

Dated: ______________, ____

_____________________________
Signature

Signature Guaranteed:

Certificate

The undersigned hereby certifies by checking the appropriate boxes that:

(1)  the Rights evidenced by this Rights Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

(2)  after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ______________, ____

_____________________________
Signature
Signature Guaranteed:

NOTICE

The signature to the foregoing Election to Purchase and Certificate must correspond to the name as written upon the face of this Rights Certificate in every particular, without alteration or enlargement or any change whatsoever.

Exhibit C

SUMMARY OF RIGHTS TO PURCHASE PREFERRED STOCK

On November 23, 2011, the board of directors of InsWeb Corporation (“InsWeb”) adopted a Section 382 rights agreement and declared a dividend distribution of one right for each outstanding share of common stock to stockholders of record at the close of business on December 5, 2011.  The description and terms of the rights are set forth in a Section 382 Rights Agreement, by and between InsWeb and American Stock Transfer & Trust Company, LLC., as rights agent, dated as of November 23, 2011 (the “rights plan”).  The InsWeb board of directors also adopted resolutions on November 23, 2011 providing for the issuance of a series of shares of preferred stock of InsWeb, par value $0.001 per share, designated as Series A Junior Participating Preferred Stock, as set forth in a Certificate of Designation of Series A Junior Participating Preferred Stock.  The Certificate of Designation became effective on November 23, 2011.

The InsWeb board of directors adopted the rights plan in an effort to protect stockholder value by attempting to protect against a possible limitation on InsWeb’s ability to use its net operating loss carryforwards (the “NOLs”) and certain other tax benefits to reduce potential future U.S. federal income tax obligations.  If InsWeb experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations promulgated by the United States Department of the Treasury thereunder (the “related Treasury regulations”), its ability to fully utilize the NOLs and certain other tax benefits on an annual basis will be substantially limited, and the timing of the usage of the NOLs and such other benefits could be substantially delayed, which could therefore significantly impair the value of those assets.

The rights plan is intended to act as a deterrent to any person or group, together with its affiliates and associates, being or becoming the beneficial owner of 4.9% or more of InsWeb’s common stock (such person or group is referred to as an “acquiring person”).  The term “acquiring person” does not include:

•
InsWeb, any subsidiary of InsWeb, any employee benefit plan or other compensation arrangement of InsWeb or of any subsidiary of InsWeb or any entity organized, appointed or established by InsWeb or any subsidiary of InsWeb for or pursuant to the terms of any such plan or compensation arrangement;

•	any grandfathered person (as defined below);

•	any exempted person (as defined below);

•	any person or group who becomes the beneficial owner of 4.9% or more shares of InsWeb’s common stock as a result of an “exempted transaction”; or

•
any person whom or which InsWeb’s board of directors in good faith determines has inadvertently acquired beneficial ownership of 4.9% or more shares of InsWeb’s common stock, so long as such person promptly enters into, and delivers to InsWeb, an irrevocable commitment to divest as promptly as practicable, and thereafter divests as promptly as practicable a sufficient number of InsWeb’s common stock so that such person would no longer be a beneficial owner of 4.9% or more shares of InsWeb’s common stock.

A stockholder who together with its affiliates and associates beneficially owned 4.9% or more shares of InsWeb’s common stock as of December 5, 2011 is deemed not to be an “acquiring person,” so long as such stockholder does not acquire any additional shares of InsWeb’s common stock without the prior written approval of the Company, other than pursuant to or as a result of (a) a reduction in the amount of shares of InsWeb’s common stock outstanding; (b) the exercise of any options, warrants, rights or similar interests to purchase shares of InsWeb’s common stock granted by InsWeb to its directors, officers and employees; (c) any unilateral grant of any shares of InsWeb’s common stock by InsWeb or (d) any issuance of shares of InsWeb common stock by InsWeb or any share dividend, share split or similar transaction effected by InsWeb in which all holders of shares of InsWeb’s common stock are treated equally.  Such a stockholder is a “grandfathered person” for purposes of the rights plan.

The board of directors of InsWeb may, in its sole discretion, exempt any person or group who would otherwise be an acquiring person from being deemed an acquiring person for purposes of the rights plan if it determines at any time prior to the time at which the rights are no longer redeemable that the beneficial ownership of such Person would not jeopardize, endanger or limit (in timing or amount) the availability of the Company’s NOLs and other tax benefits.  Any such person or group is an “exempted person” under the rights plan.  The board of directors, in its sole discretion, may subsequently make a contrary determination and such person would then become an acquiring person.

An “exempted transaction” is a transaction that the board of directors determines is an exempted transaction and, unlike the determination of an exempted person, such determination is irrevocable.

The Rights.  Each right entitles its holder, under the circumstances described below, to purchase from InsWeb one one-thousandth of a share of InsWeb Series A Junior Participating Preferred Stock at a purchase price of $38.00 per right, subject to adjustment.  Shares of InsWeb’s common stock issued while the Section 382 rights plan is in effect will be issued with rights attached.

Initially, the rights will be associated with shares of InsWeb common stock and evidenced by certificates for common stock, which will contain a notation incorporating the rights plan by reference, and will be transferable with and only with the underlying shares of InsWeb common stock.  Subject to certain exceptions, the rights become exercisable and trade separately from the shares of InsWeb common stock only upon the “distribution date,” which occurs upon the earlier of:

•
10 days following a public announcement that a person or group of persons has become an acquiring person or such earlier date as a majority of the InsWeb board of directors becomes aware of the existence of an acquiring person (the “share acquisition date”) (unless, prior to the expiration of InsWeb’s right to redeem the rights, such person or group is determined by the board of directors to be an “exempted person”; in which case the share acquisition date will be deemed not to have occurred); or

•
10 business days (or later date if determined by the InsWeb board of directors prior to such time as any person or group becomes an acquiring person) following the commencement of a tender offer or exchange offer which, if consummated, would result in a person or group becoming an acquiring person.

Until the distribution date, the surrender for transfer of any shares of InsWeb’s common stock outstanding will also constitute the transfer of the rights associated with those shares.

As soon as practicable after the distribution date, separate certificates or book-entry statements will be mailed to holders of record of shares of InsWeb’s common stock as of the close of business on the distribution date.  From and after the distribution date, the separate rights certificates or book-entry statements alone will represent the rights.  Except as otherwise provided in the rights plan, only shares of InsWeb’s common stock issued prior to the distribution date will be issued with rights.

Expiration.  The rights are not exercisable until the distribution date and, unless earlier redeemed or exchanged by InsWeb as described below, will expire upon the earliest of:

•	the close of business on November 23, 2021;

•
the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the InsWeb board of directors determines that the rights plan is no longer necessary or desirable for the preservation of certain tax benefits;

•	the close of business on the first day of a taxable year to which the InsWeb board of directors determines that certain tax benefits may not be carried forward; and

•	the close of business on the date on which the InsWeb board of directors determines that the rights plan is no longer in the best interests of InsWeb and its stockholders.

Effects of Triggering Event.  If a person or group becomes an acquiring person (a “flip-in event”), each holder of a right (other than any acquiring person and certain transferees of an acquiring person, whose rights automatically become null and void) will have the right to receive, upon exercise, shares of InsWeb common stock having a value equal to two times the purchase price of the right.  If an insufficient number of shares of InsWeb common stock are available for issuance, then the InsWeb’s board of directors is required to substitute cash, property or other securities of InsWeb for the shares of InsWeb’s common stock.  The rights may not be exercised following a flip-in event while InsWeb has the ability to cause the rights to be redeemed, as described later in this summary.

For example, at a purchase price of $38.00 per right, each right not owned by an acquiring person (or by certain transferees thereof) following a flip-in event would entitle its holder to purchase $76.00 worth of shares of common stock (or other consideration, as noted above) for $38.00.  Assuming that the shares of InsWeb common stock had a per share value of $7.60 at that time, the holder of each valid right would be entitled to purchase ten shares of Insweb common stock for $38.00.

Exchange Right.  At any time after there is an acquiring person and prior to the acquisition by the acquiring person of 50% or more of the outstanding shares of InsWeb common stock, InsWeb may exchange the rights (other than rights owned by the acquiring person and certain transferees thereof which will have become void), in whole or in part, at an exchange ratio of one share of InsWeb common stock, or one one-thousandth of a share of InsWeb preferred stock (or of a share of a class or series of Insweb preferred stock having equivalent rights, preferences and privileges), per right (subject to adjustment).

Flip-Over Right. In the event (a “flip-over event”) that, at any time following the stock acquisition date:

•	InsWeb shall consolidate with, or merge with or into, any other entity and InsWeb is not the surviving corporation,

•
any entity engages in a share exchange with or consolidates with, or merges with or into, InsWeb and InsWeb is the continuing or surviving corporation and, in connection with such share exchange, consolidation or merger, all or part of the outstanding shares of common stock are changed into or exchanged for stock or other securities of any other entity or cash or any other property, or

•	InsWeb sells or otherwise transfers more than 50% of InsWeb’s and its subsidiaries (taken as a whole) assets, cash flow or earning power,

each holder of a right (except rights which previously have been voided as described above) will have the right to receive, upon purchase, common stock of the acquiring company having a value equal to two times the purchase price of the right.  Flip-in events and flip-over events are collectively referred to as “triggering events”.

Adjustments.  The purchase price payable, and the number of shares of preferred stock or other securities or property issuable, upon exercise of the rights are subject to adjustment from time to time to prevent dilution:

•	in the event of a share dividend on, or a subdivision, combination or reclassification of, the shares of preferred stock;

•
if holders of the shares of preferred stock are granted certain rights, options or warrants to subscribe for shares of preferred stock or convertible securities at less than the current market price of the shares of preferred stock; or

•
upon the distribution to holders of the shares of preferred stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends) or of subscription rights or warrants (other than those referred to above).

With certain exceptions, no adjustment in the purchase price will be required until cumulative adjustments amount to at least 1% of the purchase price.  No fractional preferred shares will be issued, and, in lieu thereof, an adjustment in cash will be made based on the market price of the shares of preferred stock on the last trading day prior to the date of exercise.

Redemption.  In general, InsWeb may redeem the rights in whole, but not in part, at a price of $0.001 per right (subject to adjustment and payable in cash, shares of InsWeb common stock or other consideration deemed appropriate by the InsWeb board of directors) at any time until ten days following the share acquisition date.  Immediately upon the action of the InsWeb board of directors authorizing any redemption, the rights will terminate, and the only right of the holders of rights will be to receive the redemption price.

Stockholder Rights; Tax Effects.  Until a right is exercised, its holder will have no rights as a stockholder of InsWeb, including, without limitation, the right to vote or to receive dividends.  While the distribution of the rights will not result in the recognition of taxable income by InsWeb or its stockholders, stockholders may, depending upon the circumstances, recognize taxable income after a flip-in event or a flip-over event.

Amendment.  The terms of the rights may be amended by the InsWeb board of directors without the consent of the holders of the rights, including, without limitation, to extend the expiration date of the rights plan and to increase or decrease the purchase price.  Once there is an acquiring person, however, no amendment can adversely affect the interests of the holders of the rights.

A copy of the rights plan is available free of charge from InsWeb.  This description of the rights does not purport to be complete and is qualified in its entirety by reference to the rights plan, which is incorporated herein by reference.

Preliminary Copy

ANNUAL MEETING OF STOCKHOLDERS OF

INTERNET PATENTS CORPORATION

November 30, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, Proxy Statement, Proxy Card
are available at ir.internetpatentscorporation.net

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

10030300300000001000 3 113012

The Board of Directors recommends a Vote "FOR" the following proposals:
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the following individual as a Class I director to hold office for a three-year term and until his respective successor is elected and qualified:

NOMINEE:

☐ FOR THE NOMINEE — HUSSEIN A. ENAN

☐ WITHHOLD AUTHORITY FOR THE NOMINEE

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR PROPOSALS 1, 2, 3 and 4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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INTERNET PATENTS CORPORATION

PROXY FOR 2012 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Hussein A. Enan and Steven J. Yasuda with full power of substitution to represent the undersigned and to vote all of the shares of stock in Internet Patents Corporation, a Delaware corporation ("IPC"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of IPC to be held at the corporate headquarters of IPC located at 10850 Gold Center Dr., Suite 250B, Rancho Cordova, CA, 95670 on November 30, 2012, at 9:00 am local time, and at any adjournment or postponement thereof (1) as hereinafter specified under the proposals listed on the reverse side and as more particularly described in the Proxy Statement of IPC dated October ___, 2012 (the "Proxy Statement"), receipt of which is hereby acknowledged, and (2) in their discretion upon such other matters as may properly come before the meeting.

(Continued and to be signed on the reverse side)

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